                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   OEA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     OEA, INC.
                                  P.O. BOX 100488
                             34501 EAST QUINCY AVENUE
                               DENVER, COLORADO 80250


To the Stockholders of                                    December 18, 1998
OEA, Inc.



     Notice is hereby given that the annual meeting of stockholders of OEA, INC. ("Company") will be held in the Tabor Auditorium of The Westin at Tabor Center, 1672 Lawrence Street, Denver, Colorado, at 9:00 a.m. on Thursday the 14th day of January 1999, for the following purposes:

          (a)  Electing a Board of Directors for the ensuing year; and

          (b) Approving the addition of 750,000 shares to the OEA, Inc. Employee Stock Option Plan; and

          (c) Approving the adoption of the OEA, Inc. Directors' Compensation Plan; and

          (d) Transacting such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record as shown by the transfer books of the Company at the close of business on December 11, 1998, are entitled to notice of, and to vote at, such meeting.

     STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO DATE, SIGN, AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. The proxy is revocable at any time prior to the exercise thereof.




                                        By Order of the Board of Directors:



                                        J. Thompson McConathy
                                        Secretary

                                  PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS OF

                                     OEA, INC.

                           TO BE HELD ON JANUARY 14, 1999

                                GENERAL INFORMATION

     The solicitation of the proxy enclosed is made by and on behalf of the Board of Directors (the "Board") of OEA, INC. (the "Company"), to be used at the annual meeting of holders of Common Stock, $0.10 par value, of the Company (the "Common Stock") to be held in the Tabor Auditorium of The Westin at Tabor Center, 1672 Lawrence Street, Denver, Colorado, at the hour of 9:00 a.m. on Thursday the 14th day of January 1999, and at any adjournments thereof. This proxy statement and form of proxy are being mailed to stockholders on or about December 18, 1998.

     The purpose of the meeting is (i) to elect nine (9) directors for the ensuing year, (ii) to approve the addition of 750,000 shares to the OEA, Inc. Employees' Stock Option Plan (the "Employee Plan Amendment"), (iii) to approve the adoption of the OEA, Inc. Directors' Compensation Plan (the "Director Plan"), and (iv) to act upon such other matters as may properly come before the meeting.

     Management does not know of any matters to be brought before the meeting other than those stated in the Notice of Meeting. If any other matters should, however, properly be brought before the meeting, or any adjournments thereof, the enclosed proxy will be voted in accordance with the judgment of the proxies therein named.

                                 PROXY SOLICITATION

     The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mails, except that, if necessary, officers, directors and regular employees of the Company or its subsidiaries may make solicitations of proxies by telephone, facsimile or by personal calls; such persons will receive no special compensation for any solicitation activities. It is contemplated that brokerage houses and nominees will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their charges and expenses in such cases.

                                       VOTING

     The presence, in person or by proxy, of the holders of a majority of the votes represented by the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded from the vote and will have no effect. A properly executed proxy marked "abstain," although counted for purposes of determining the number of shares represented and entitled to vote at the Annual Meeting, will not be voted. Shares represented by "broker non-votes" (i.e. shares held by brokers or nominees that are represented at a meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but will have no effect on the outcome of the election of directors and will be deemed shares not entitled to vote and will not be included for purposes of determining the number of shares represented and entitled to vote for approval of the Employee Plan Amendment and Director Plan at the Annual Meeting. Directors are elected by plurality vote of shares present at the meeting. The vote of a majority of the shares represented and entitled to vote at the Annual Meeting is required to approve the Employee Plan Amendment and Director Plan.

     All shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares shall be voted FOR the election of the nine nominees for director, FOR the Employee Plan Amendment and FOR the Director Plan.

     Any holder of Common Stock has the unconditional right to revoke his or her proxy at any time prior to the voting thereof at the Annual Meeting by filing with the secretary of the Company written revocation of his or her proxy prior to the voting thereof, giving a duly executed proxy bearing a later date or voting in person at the Annual Meeting. Attendance by a shareholder at the Annual Meeting will not in itself revoke his or her proxy.

     The Board has fixed the close of business on December 11, 1998 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Shares represented by properly executed proxies will be voted at the meeting and at any adjournments thereof. Each share of stock will entitle the holder thereof to one vote on each matter presented at the meeting. The transfer books of the Company will not be closed. The mailing address and phone number of the Company's principal executive offices are P. O. Box 100488, Denver, Colorado, 80250, (303) 693-1248.

On the record date there were 20,599,101 shares issued, outstanding, and eligible to vote.

                                FINANCIAL STATEMENTS

     An annual report to stockholders, including consolidated financial statements for the fiscal year ended July 31, 1998, is enclosed with this proxy statement.

                               ELECTION OF DIRECTORS

     At the Annual Meeting nine (9) directors are to be elected, each of whom shall hold office until the next annual meeting of stockholders or until his successor is duly elected and qualified. In the event of death or unforeseen contingencies rendering one or more of said persons unavailable for election, then such proxies will be voted to fill any vacancies so arising with such person or persons nominated by the management who has consented to serve if elected.

INFORMATION CONCERNING NOMINEES AND EXECUTIVE OFFICERS


                  NAME                    POSITION WITH COMPANY
                  -----                   ----------------------
Robert J. Schultz..............  Chairman of the Board
Charles B. Kafadar.............  President, Chief Executive Officer and Director
George S. Ansell...............  Director
Erwin H. Billig................  Director
James R. Burnett...............  Director
Richard L. Corbin .............  Director
Philip E. Johnson..............  Director
Donald E. Miller ..............  Director
Lewis W. Watson................  Director


     Robert J. Schultz has been a Director of the Company since 1993 and was elected Chairman of the Board of Directors in January 1998. Mr. Schultz, 68, was Vice Chairman of General Motors ("GM") from August 1990 until his retirement in January 1993. Prior to this position, Mr. Schultz was Vice President and Group Executive in charge of GM's former Chevrolet-Pontiac-GM of Canada group from 1984 through 1989. In 1989, he was elected an Executive Vice President of GM with responsibility for GM Hughes Electronics (defense and automotive electronics), Electronic Data Systems Corporation (information technology), General Motors Technical Staffs, and GM's Corporate Information Services activity. Mr. Schultz is also a Director of TexCo Communications and Delco Remy International.

     Charles B. Kafadar has been a Director of the Company since 1977. Dr. Kafadar, 53, was elected President and Chief Operating Officer of the Company in 1985, and Chief Executive Officer in 1998.

     George S. Ansell has been a Director of the Company since 1993. Dr. Ansell, 64, is President Emeritus of Colorado School of Mines ("CSM"), where he served as President from 1984 to 1998. He came to CSM after serving as Dean of the School of Engineering at Rensselaer Polytechnic Institute ("RPI") in Troy, New York where he was a 24-year member of the RPI faculty. Dr. Ansell is also a Director of Cyprus Amax Minerals Company.

     Erwin H. Billig became a Director of the Company in 1996. Mr. Billig, 71, is the Chairman and Chief Executive Officer of MSX International (automotive supplier), and has been President and Chief Operating Officer and Vice Chairman of MascoTech, Inc. (major supplier to Ford, Chrysler, GM and European auto manufacturers) since 1993, Chairman of Titan Wheel International since 1993, and Vice Chairman of Delco Remy America since 1994.

     James R. Burnett has been a Director of the Company since 1977. Dr. Burnett, 73, was Executive Vice President and Deputy General Manager, Space and Defense Sector, of TRW, Inc. (manufacturers of military electronics and space hardware) from 1987 until his retirement in 1991, and is now a consultant.

     Richard L. Corbin became a Director of the Company in October, 1998. Mr. Corbin, 52, was named Executive Vice President and Chief Financial Officer of Cordant Technologies, Inc., formerly Thiokol Corporation, (aerospace and industrial supplier) in 1998 after joining the company as Senior Vice President and CFO in 1994. Prior to joining Cordant, he was CFO and Vice President of Administration for the Space Systems division of General Dynamics Corporation and also held financial positions with LTV and Honeywell. Mr. Corbin is also a member of the Board of Directors of Howmet International, Inc.

     Philip E. Johnson has been a Director of the Company since 1986. Mr. Johnson, 51, is an Officer and Director of Bennington, Johnson, & Reeve, P.C., a Denver law firm.

     Donald E. Miller became a Director of the Company in October 1998. Mr. Miller, 68, spent his 35 year career with The Gates Corporation (automotive and industrial supplier). He retired as Vice Chairman of that company in 1996. From 1987 until 1994 he held the position of President and Chief Operating Officer of The Gates Corporation. Mr. Miller is also a Director of Sentry Insurance Corporation, Lennox Industries, Inc., Chateau Communities, Inc. and is the President of the Board of the Colorado School of Mines Foundation.

     Lewis W. Watson has been a Director of the Company since 1981. Mr. Watson, 57, has been President and Director of Intermountain Resources, Inc.(mining exploration) since 1981 and formerly was an Audit Partner with Peat, Marwick, Mitchell & Co., certified public accountants, through 1980.


ADDITIONAL EXECUTIVE OFFICERS

     William R. Barker, 49, joined OEA and was elected President of Automotive Safety Products in July 1998. Prior to joining OEA, Mr. Barker spent three years as President of Bosal North America, manufacturers of automotive exhaust systems and catalytic converters. Prior to joining Bosal, Mr. Barker was employed for 23 years at The Gates Corporation where his last position was in Germany as Chief Operating Officer of the European Power Drive Products operations, and his preceding position was in Japan as Chief Operating Officer of Asia Pacific Operations.

     J. Thompson McConathy, 51, joined OEA and was elected Vice President of Finance and CFO in 1996. Prior to joining OEA, Mr. McConathy held several senior financial positions with the Black & Decker Corporation since 1987 and served as the Vice President of Finance for the Commercial & Industrial Group from 1990 to 1996.

     Ben E. Paul, 70, was elected President of OEA Aerospace, Inc. in 1995. Prior to this election, Mr. Paul was Vice President of OEA Aerospace, Inc. since 1994 and Director, Technical Operations since 1992. Mr. Paul was one of the original members of OEA. Prior to rejoining OEA, Mr. Paul was Manager, Advanced Technology at Scot, Inc. (manufacturer of aerospace propellant devices) from 1978 to 1992.

The Company's executive officers serve at the will of the Board of Directors (see Employment Agreements under Remuneration of Officers and Directors).


                          COMMITTEES OF THE BOARD:  MEETINGS

     The Board has appointed standing Audit, Compensation, Corporate Responsibility and Executive Committees. Members of the Audit Committee are Mr. Watson, Chairman, Mr. Corbin and Mr. Johnson. The Audit Committee's functions are to investigate and review accounting and audit procedures of the Company and to report its findings and recommendations to the Board for action. Members of the Compensation Committee are Dr. Burnett, Chairman, Mr. Billig and Mr. Miller. Its functions are to review officers' and certain key employees' compensation and to make recommendations to the Board of Directors in connection therewith. Members of the Corporate Responsibility Committee are Dr. Ansell, Chairman, and Mr. Johnson. The Corporate Responsibility Committee's functions are to promulgate and reaffirm ethical standards for the Company and to ensure that safety and environmental policies established are in effect. Members of the Executive Committee are Mr. Schultz, Chairman, Dr. Ansell, Dr. Burnett and Dr. Kafadar. The Executive Committee's functions are to advise the Board on various matters relating to, but not limited to, the search and employment of senior OEA personnel and directors and term limits for directors. During fiscal year 1998 the Board held six meetings, the Audit Committee held three meetings, the Compensation Committee held four meetings, the Corporate Responsibility Committee held three meetings, and the Executive Committee held six meetings and all directors attended at least 75% of the meetings of the Board and the Board Committees of which they were a member.

           PROPOSED AMENDMENT TO THE OEA, INC. EMPLOYEES' STOCK OPTION PLAN

     The demand for skilled employees and consultants has increased significantly in recent years and management expects the trend to continue. As an integral element of the Company's approach to attracting, motivating and retaining employees in such a competitive labor market, it has issued and plans to continue to issue Common Stock based incentives, primarily stock options, to key employees and consultants of the Company. As of November 30, 1998, the Company had 80,496 options available for future issuance under its Employees' Stock Option Plan (the "Employees' Plan").

     To ensure the continued availability of the Employees' Plan to attract, motivate and retain employees, the Board of Directors believes that it is in the best interest of the Company to amend the Employees' Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 600,000 shares to 1,350,000 shares. Assuming no unusual matter to the contrary (such as a significant business combination), management expects the increase in the number of shares reserved under the Employees' Plan to be sufficient through fiscal 2001. The Board of Directors also believes that it is in the best interest of the Company and its shareholders to amend the Employees' Plan to expressly prohibit the repricing of any Options granted under the Employees' Plan. On November 12, 1998, the Board of Directors approved an amendment to the Employees' Plan, subject to obtaining the approval of the Company's shareholders, to increase the number of shares reserved for issuance under the Employees' Plan and to prohibit certain repricings of Options granted under the Employees' Plan. Shareholders are encouraged to review carefully the following summary, which is qualified in its entirety by reference to the Employees' Plan attached as Annex A to this Proxy Statement. The affirmative vote of a majority of the shares of the Company's Common Stock represented at the Meeting will be required to approve the amendment to the Employees' Plan.

EMPLOYEES' STOCK OPTION PLAN.

     The Employees' Plan was adopted by the Board of Directors and shareholders of the Company in January, 1995. A total of 600,000 shares of Common Stock are currently reserved for issuance under the Employees' Plan. The purpose of the Employees' Plan is to provide key management employees and consultants with added incentives to continue in the long-term service of the Company and to create in such employees a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value. Full-time key employees (including officers and directors who are also employees of the Company) of the Company or any Affiliated Corporation, or division thereof, are eligible to participate in the Employees' Plan as are consultants deemed by the Plan Committee (as defined below) to be important contributors to the Company.

     ADMINISTRATION. The Plan is administered by the Compensation Committee, which acts as the Incentive Plan Committee under the Plan and is comprised of Non-Employee Directors (the "Plan Committee"). The Plan Committee has full power and authority to administer and modify the Employees' Plan, including authority to select Eligible Employees and the terms upon which Options will be granted, subject to the terms of the Employees' Plan.

     TYPES OF OPTION AWARDS. Under the Employees' Plan, the Plan Committee may grant awards of Incentive Stock Options ("ISOs") intended to qualify under Section

422 of the Internal Revenue Code of 1986, as amended (the "Code"), Options that are not qualified as ISOs ("NSOs") or any combination thereof. With certain exceptions, no amendment or modification of the Employees' Plan may adversely affect the rights or obligations previously granted and outstanding under the Employees' Plan.

     The Employees' Plan shall terminate at such time as is designated by the Board, but in no circumstances later than 10 years from the Effective Date of the Employees' Plan, and no Option may be granted after such termination date. Options outstanding at the time of the termination of the Employees' Plan may continue to be exercised in accordance with their terms.

     STOCK OPTIONS. ISOs may only be granted to persons who are employees of the Company. ISOs may not be granted under the Employees' Plan at an exercise price of less than the Fair Market Value of the Common Stock on the date of grant and the term of these Options cannot exceed ten years. The exercise price of an ISO granted to a holder of more than 10% of the Common Stock must be at least 110% of the Fair Market Value of the Common Stock on the date of grant, and the term of these Options cannot exceed five years. The aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by an Option Holder in any calendar year, under the Employees' Plan or otherwise, shall not exceed $100,000. The exercise price of NSOs may, at the discretion of the Plan Committee, be granted at less than the Fair Market Value of the Common Stock on the date of Option grant.

     EXERCISE. Any Option granted under the Employees' Plan may be exercised in whole at any time, subject to any applicable requirements of Section 16 under the Securities Exchange Act of 1934, as amended, or from time to time in part in lots of 25 Shares or multiples thereof, by completion and tender of the proper form by the Option Holder to the Company. Payment may be made in cash, Common Stock (under certain circumstances), or any combination thereof, as determined by the Plan Committee. The Fair Market Value of the Shares delivered upon exercise of the Option will be the Fair Market Value as of the exercise date.

     CHANGE OF CONTROL. Notwithstanding any provisions of the Employees' Plan to the contrary, upon certain circumstances during a Change of Control, all outstanding Options will become exercisable in full, however the Plan Committee may, in its sole discretion, elect to make cash awards to an Option Holder with the intent to pay the Option Price for any Options held by such Option Holder or to cancel all outstanding Options held by the Option Holder. Notwithstanding the foregoing, the Plan Committee may, in its sole discretion, make any other adjustments or amendments to the outstanding Options including determining that, upon certain circumstance, all outstanding Options under the Employees' Plan will not vest or become exercisable on an accelerated basis in connection with the event of Change of Control and/or will not terminate prior to such event if the surviving corporation makes an effective provision to provide for a new Option equivalent to the old Option.

     Through November 30, 1998, Options to purchase up to an aggregate of 522,354 shares of Common Stock have been granted under the Employees' Plan, of which Options to purchase 2,200 shares of Common Stock have been exercised and options for 2,850 shares have been canceled. Options to purchase shares of Common Stock issued under the Employees' Plan to all named executive officers as a group during the fiscal years 1996, 1997 and 1998 were as follows for the years indicated: 1996 - 20,804 shares; 1997 - 21,550 shares; and 1998 - 140,000 shares.

     OPTION REPRICING. Currently, the Employees' Plan provides that the Plan Committee may provide for the granting or issuance of replacement Options upon the occurrence of specified events and allows the Board of Directors to amend or modify the Employees' Plan, in certain circumstances without shareholder approval. Under the proposed amendment to the Employees' Plan, the Board of Directors would be prohibited, without the further approval of the shareholders of the Company, from authorizing the amendment of any outstanding Option to reduce the Option Price. Furthermore, no Option shall be canceled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This provision is intended to prohibit the repricing of "underwater" Options and shall not be construed to prohibit the adjustments of Option Prices in the event of stock splits, stock dividends or other similar events.

     ASSIGNABILITY. No right or interest of any Option Holder in an Option granted under the Employees' Plan may be encumbered, assigned or transferred by the Option Holder except by will or pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order. Options are exercisable only by the Option Holder during his or her lifetime, or under certain circumstances, by his or her guardian or legal representative. The Plan Committee may provide that Shares of Stock issuable under the exercise of an Option be subject to first right of refusal restrictions, which restrictions may survive an Option Holder's term of employment with the Company.

     TERMINATION OF EMPLOYMENT. Termination of an Option Holder's employment for cause, as determined by the Company, will cause any Option held by the Option Holder to become void for all purposes. In the event of an Option Holder's death or disability during the Option Period, and while still employed, or during a three month period following the date of termination of the Option Holder for any reason other than cause, Stock Options granted pursuant to the Employees' Plan may be exercised by the Option Holder (or his estate, as the case may be) for a period of up to one year after the date of death or disability. In the event of the termination of an Option Holder's employment with the Company within the Option Period for any reason other than cause, disability or death, the Option is exercisable by the Option Holder for a three month period following the date of such termination, provided such three month period falls within the Option Period, but not thereafter.

     TAX INFORMATION.    The following is a general summary of material tax
consequences that may apply to recipients of Options under the Employees' Plan. The Employees' Plan, and the right of the Participant to obtain Options and Shares upon exercise of such Options under the Employees' Plan, is subject to all applicable federal, state and local income and other tax withholding requirements. Because the application of the tax laws may vary according to individual circumstances, a Participant should seek professional tax advice concerning the tax consequences to him or her of participation in the Employees' Plan, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations. Under certain circumstances, at the time an Option is exercised, the Plan Committee may in its sole discretion permit the Option Holder the right to use shares of Common Stock in satisfaction of all or part of any taxes incurred in connection with the exercise of such Option.

     ISOs. A Participant who is granted an ISO recognizes no taxable income when the ISO is granted and generally recognizes no taxable income upon exercise of the ISO, but will recognize alternative minimum income upon such exercise. A Participant who exercises an ISO recognizes taxable gain or loss when he sells the shares purchase pursuant to an ISO. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the Shares have been held for at least 18 months from the date the Option was exercised and for at least two years after the Option was granted. In this event, the Company receives no deduction with respect to the ISO Shares. If the Participant disposes of the Shares before the required holding periods have elapsed (a "disqualifying disposition"), he is taxed as though he exercised an NSO, except that the compensation income on exercise of the Option is recognized in the year of the disqualifying disposition, and the compensation income may not exceed the excess of the amount realized on the sale of the stock over the exercise price for such stock.

     EFFECT OF ALTERNATIVE MINIMUM TAX. For purposes of determining the alternative minimum taxable income ("AMTI") of an individual, ISOs exercised during a taxable year will give rise to AMTI to the extent of the excess of the Fair Market Value of the Shares acquired pursuant to such ISO over the exercise price paid. Therefore, although generally an individual will have no regular taxable income associated with the exercise of an ISO, such individual may have AMTI and, depending upon his specific facts and circumstances for such tax year, a resulting tax liability.

     NSOs. The tax treatment of NSOs differs significantly from the tax treatment of ISOs. Although similar to an ISO, no taxable income is recognized upon the grant of an NSO. However, upon the exercise of an NSO, the difference between the Fair Market Value of the Shares on the date of exercise and the exercise price of the Option is taxable as ordinary compensation income to the recipient. In addition, subject to certain limitations attributable to payments of excess compensation, the Company is entitled to a compensation deduction for the amount of ordinary income recognized by the Option Holder.

     GOLDEN PARACHUTE. If an event of Change of Control would result in the receipt of a qualifying payment under Section 280G of the Code by an Option Holder, and would thereafter result in the assessment of excise tax to the Option Holder under applicable sections of the Code, the amount of such payment may, in the sole discretion of the Plan Committee, be reduced by an amount sufficient to prevent the assessment of such excise tax.

     WITHHOLDING. The Company may withhold any taxes required by any law or regulation of any governmental authority, whether federal, state or local, in connection with any Option or other award under the Employees' Plan, including, but not limited to, withholding of any portion of any payment or withholding from other compensation payable to the Participant, unless such person reimburses the Company for such amount.

     IMPLEMENTATION. If the proposed amendment to the Employees' Plan is adopted by the shareholders, it will become effective immediately and be reflected in the amended Employees' Plan, which plan will be filed in the Company's minute book.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF BOTH THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE OEA, INC. EMPLOYEES' STOCK OPTION PLAN FROM 600,000 TO 1,350,000 AND THE RESTRICTION OF THE COMPANY'S ABILITY TO REPRICE STOCK OPTIONS GRANTED UNDER SUCH PLAN

           PROPOSED ADOPTION OF THE OEA, INC. DIRECTORS'COMPENSATION PLAN


     The Board of Directors has approved, and is recommending that the shareholders approve, the OEA, Inc. Directors' Compensation Plan (the "Directors' Plan"). The purpose of the Directors' Plan is to attract and retain members of the Board of Directors of the Company and to provide them with a flexible compensation program. Shareholders are encouraged to review carefully the following summary, which is qualified in its entirety by reference to the Directors' Plan attached as Annex B to this Proxy Statement. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented at the meeting will be required to approve the Directors' Plan.

     PARTICIPATION. All directors of the Company, other than those who are officers or employees of the Company, are eligible to participate in the Directors' Plan and can elect to participate in either the Compensation Choice Program or Deferred Compensation Program under the Directors' Plan prior to the commencement of each fiscal year, or upon election to the Board during a fiscal year, by delivering to the Company an enrollment form designating the percentage of Director's Compensation to be paid to him during the year in each medium. If a participant fails to complete and tender the proper form at the time he is first eligible to participate, he shall be paid Director's Compensation in cash. The Directors' Plan affects only the form, and not the amount of compensation a director will receive. See "Remuneration of Officers and Directors - Directors' Compensation" below for a discussion of current directors' compensation.



     The Directors' Plan provides for one election prior to the commencement of each fiscal year. For the initial Plan Year following plan approval, eligible directors will have thirty days following plan approval to make their elections for compensation they will receive during the remainder of the 1999 fiscal year. After making an initial election, a participant's failure to make an election prior to the beginning of the next fiscal year shall be deemed to be a continuation of the same elections and designations made in the prior year regarding the Compensation Choice Program. However, elections made under the Deferred Compensation Program shall not be deemed to continue from year to year. The failure to make an election regarding the Deferred Compensation Program prior to the beginning of a fiscal year shall be deemed to be an election to receive all compensation currently and directly for that fiscal year.




     SHARES AVAILABLE FOR ISSUANCE UNDER THE DIRECTORS' PLAN. The number of shares of Common Stock both issued and available for issuance pursuant to Options exercised under the Directors' Plan shall not exceed an aggregate of 500,000 shares. The authorized number of shares of Common Stock available for awards under the Directors' Plan will increase automatically at the beginning of each Plan Year by a number of shares equal to one-half of one percent of the Company's then issued and outstanding shares of Common Stock. Any portion of the shares added during any succeeding Plan Year which are not used during the respective Plan Year beginning on such Plan Year will be carried forward and available for award in subsequent Plan Years. Up to 100% of the shares to be added in the next succeeding Plan Year are available to be borrowed for use in the current Plan Year. Any shares issued upon the exercise of an Option will be applied to reduce the maximum number of shares remaining available for use under the Directors' Plan. Common Stock which is unused under provisions outlined in the Directors' Plan will automatically become available for future awards under the Director's Plan.



     CAPITAL CHANGES. Common Stock available for issuance under the Directors' Plan, the number of securities available for award, and subsequently granted, to each Participant in a designated fiscal year under the Directors' Plan, and the number and Option Price attributable to each outstanding Option under the Directors' Plan will be appropriately adjusted or modified upon the occurrence of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration. Adjustments to outstanding Options shall be made in a manner which shall preclude the enlargement or dilution of rights and benefits under such Options.

     STRUCTURE. The Directors' Plan is administered by a Plan Committee, which Committee has full power and authority to administer and modify the Directors' Plan. With certain exceptions, no amendment or modification of the Directors' Plan will adversely affect the rights or obligations previously granted and outstanding under the Directors' Plan.

     TYPES OF AWARDS. Under the Directors' Plan, eligible directors of the Company can annually elect to be paid Director's Compensation either (i) by cash, Common Stock, Non-Statutory Stock Options ("NSOs"), or a combination thereof ("Compensation

Choice Program"), or (ii) by deferring some or all of their Director's Compensation for payment at a later date ("Deferred Compensation Program").

     COMPENSATION CHOICE PROGRAM. Prior to the commencement of each fiscal year (or upon election to the Board during a fiscal year) a Participant may choose, by timely delivering to the Company an election form, the medium for payment of Director's Compensation during the applicable year. The media available for payment of Director's Compensation will be cash, Common Stock, NSOs, or a combination thereof. The amount of Director's Compensation shall first be determined in cash. Should any Director's Compensation be elected to be taken some or all in Common Stock, the number of shares to be issued shall be determined by using the Fair Market Value of the Common Stock as of the date payment of Director's Compensation is due. Should any Director's Compensation be elected to be taken some or all in NSOs, the number of NSOs awarded, subject to special rules, shall be determined by using the Option Value as of the date payment of Director's Compensation is due. The Option Value shall be determined using the Black-Scholes Pricing Valuation method as of the date payment is due.



     DEFERRED COMPENSATION PROGRAM. Each Plan Year, a Participant may elect in writing to reduce the specific dollar amount of Director's Compensation due to be paid to him for the following Directors' Plan Year by timely delivering to the Company an election form irrevocably electing to:



     - defer the receipt of all or a specified percentage of his Director's Compensation;
     - electing the form by which the deferral shall be credited to his Deferred Compensation Account; and
     -    establishing a Distribution Date and medium for payment of benefits.



     Any election may not thereafter be changed for that Plan Year. The amount of Director's Compensation elected to be deferred shall fluctuate in value during the period of deferral based on the market value of Common Stock, the value of Investments (including earnings thereon), or on the accrual of Interest, in such proportions as are elected by the director. The date the Deferred Compensation Program is credited with the deferred Director's Compensation, the Participant's account will be credited with cash or the number of shares of Common Stock or other Investments equal to the amount of the Director's Compensation deferred on that date. The value of Common Stock will be determined using the closing market price of the Common Stock on the New York Stock Exchange for that date. Each Participant's Deferred Compensation Account will be appropriately adjusted or modified upon the occurrence of any stock split, reverse stock split, stock dividend, stock consolidation, earnings or accrued interest. Notwithstanding any provisions of the Directors' Plan to the contrary, in the Event of a Change of Control, all shares of Common Stock or other Investments credited to a Participant's Deferred Compensation Account shall be converted into cash in accordance with the provisions of the Directors' Plan. The provision for other Investments shall not become effective until it is approved by a private letter ruling obtained from the Internal Revenue Service.



     ASSIGNABILITY. Neither a Participant nor any beneficiary may assign, pledge or otherwise encumber any benefit or rights to benefit payments provided under the Deferred Compensation Program. An NSO may be assigned in whole or in part during the Optionee's lifetime to any member of the Optionee's immediate family, an eligible trust, and under certain other circumstances, to be determined by the Board in its sole discretion, however no NSO will remain exercisable after the expiration of the Term of the NSO.

     TERMINATION OF BOARD SERVICE. Termination of an Optionee's service on the Board for any reason, other than Optionee's death or disability, triggers a three month exercise period following such termination for all NSOs held by the Optionee. In the event of Optionee's death or disability, the NSOs held by Optionee shall be exercisable for a period of 12 months following such termination. In no event may an NSO remain exercisable after the expiration of the Term of the Stock Option or the expiration of the applicable exercise period.

     TAX INFORMATION. The following is a general summary of material tax consequences that may apply to Participants under the Directors' Plan. The Directors' Plan, and the right of the Participant to obtain Director's Compensation in cash, Common Stock or upon delivery of shares of Common Stock upon exercise of NSOs under the Directors' Plan, is subject to all applicable federal, state and local income and employment tax withholding requirements.
The Directors' Plan also permits a director to elect to defer the receipt and income recognition of Directors' Compensation to the later of: (1) the earlier of death, disability or termination from the Board, or (2) a certain date specified by the director prior to earning the Directors' Compensation. If a deferral is elected, the director will recognize income upon its receipt and the Company's deduction will be deferred until the director recognizes the income. Because the application of the tax laws may vary according to individual circumstances, a Participant should seek professional tax advice concerning the tax consequences to him or her of participation in the Directors' Plan, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations. No taxable income is recognized upon the grant of an NSO. However, upon the exercise of any NSO, the difference between the Fair Market Value of the shares on the date of exercise and the exercise price of the Option is taxable as ordinary compensation income to the recipient. In addition, subject to certain limitations attributable to payments of excess compensation, the Company is entitled to a compensation deduction for the amount of ordinary income recognized by the Option holder. Under certain circumstances the Plan Committee may grant the holder of NSOs the right to use shares of Common Stock in satisfaction of all or part of any taxes incurred in connection with the exercise of such NSO.



     WITHHOLDING. The Company may withhold any taxes required by any law or regulation of any governmental authority, whether federal, state or local, in connection with any Option or other award under the Directors' Plan, including, but not limited to, withholding of any portion of any payment or withholding from other compensation payable to the Participant, unless such person reimburses the Company for such amount.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE OEA, INC. DIRECTORS' COMPENSATION PLAN

                       REMUNERATION OF OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION
     The following Summary Compensation Table sets forth a summary of the compensation paid by the Company during the last three fiscal years ended July 31, 1998, 1997 and 1996, to its Chief Executive Officer and the four other most highly compensated executive officers (the "named executive officers") during the fiscal year ended July 31, 1998.


                                                        SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                                        -------------------------------------- ------------------------------
                                                                                          AWARDS           PAYOUTS
                                                                                          ------           -------

                                                                                               Securities
                                                                  Other Annual   Restricted    Underlying    LTIP      All Other
Name and                               Salary         Bonus       Compensation      Stock        Options    Payouts   Compensation
Principal Position          Year       ($)(1)         ($)(2)        ($)(3)        Award(s)($)       (#)       ($)       ($) (4)
------------------          ----       ------         ------      ------------   ------------  ----------  -------   ------------
Ahmed D. Kafadar (5)...    1998       252,450              -         --                 --              -     --            -
  Chairman of the Board    1997       442,000         52,000         --                 --          2,500     --        7,918
  and Chief Executive      1996       442,000         53,000         --                 --          3,334     --        8,413
  Officer

Charles B. Kafadar.....    1998       376,926              -         --                 --              -     --        7,988
  President and Chief      1997       350,002         48,000         --                 --          2,500     --        7,474
  Executive Officer        1996       350,002         49,000         --                 --          3,000     --        7,940

Ben E. Paul............    1998       206,588              -         --                 --              -     --        7,632
  President of OEA         1997       200,013         25,000         --                 --          1,000     --        7,124
  Aerospace, Inc.          1996       190,781          3,000         --                 --          2,000     --        7,567

J. Thompson McConathy..    1998       185,771              -         --                 --          5,000     --        7,520
  Vice President           1997       123,853         30,000         --                 --              -     --        5,783
  Finance                  1996             -              -         --                 --              -     --            -

William R. Barker......    1998       124,789              -         --                 --         75,000     --            -
  President, Automotive    1997             -              -         --                 --              -     --            -
  Safety Products          1996             -              -         --                 --              -     --            -



(1) Amounts shown include compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.

(2) Represents amounts accrued for executive officers pursuant to the Company's Incentive Compensation Plan.

(3) Other annual compensation provided during 1998, 1997, and 1996 did not exceed disclosure thresholds established by the Securities and Exchange Commission.

(4) Amounts include the Company's contribution to the Company's Profit Sharing Plan and Pension Plan.

(5) Ahmed D. Kafadar, OEA's Chairman, CEO and Founder, passed away on January 17, 1998.

INCENTIVE COMPENSATION
     The Board, at its discretion, may authorize payments of incentive compensation (bonus) to employees of the Company, in an aggregate amount to be allocated and distributed at the discretion of the Chairman and President. The Board did not authorize payments of incentive compensation to employees of the Company for fiscal 1998. Sums shown above under "Bonus" include the incentive compensation accrued to the named executive officers and expensed for financial reporting purposes in fiscal years 1998, 1997 and 1996.

DIRECTORS' COMPENSATION
     The Directors of the Company who are employed by it or its subsidiaries were not additionally compensated for their services as Directors during fiscal year 1998. Directors not employed by the Company or its subsidiaries received a base compensation of $10,000 per annum, committee chairmen received an additional base compensation of $1,200 per annum, additional compensation of $3,300 for each board meeting attended, $2,700 for each committee meeting attended on days the Board of Directors did not meet and $2,500 for each committee meeting on days that the Board of Directors met. Directors utilized for consulting purposes received $2,700 compensation per day. Mr. Billig, Dr. Burnett and Mr. Watson received $5,400, $2,700 and $2,700, respectively, for consulting during fiscal year 1998. Robert J. Schultz was elected Chairman of the Board of

Directors following the passing of Ahmed D. Kafadar in January, 1998. The Company compensates Mr. Schultz for his services as Chairman on a consulting basis, paying him a retainer of $200,000 per year. In addition, Mr. Schultz received an option grant of 60,000 shares at an exercise price of $19.063 per share under the Company's Employee Stock Option Plan, and is reimbursed for his expenses.

PROFIT SHARING PLAN
The Company and its wholly owned subsidiary (OEA Aerospace, Inc.) maintain a profit sharing plan with salary reduction provisions permitted by Section 401(k) of the Internal Revenue Code of 1986, as amended, covering all of their employees. Each fiscal year, the Board of Directors of the Company determine the amount of its contribution to its plan up to 10% of the total compensation of all participants for such fiscal year. This contribution is allocated to the accounts of the participants based on a formula which takes into account the compensation and length of service of each participant. Vesting occurs at the rate of 20% at the end of two years of service, as defined in the plan, and 20% for each year of service thereafter, with full vesting at the end of six years of service. Upon normal retirement, death, disability or termination of employment, a participant's account balance is payable, at the administrative committee's option, either in a lump sum or in periodic payments over a period not to exceed ten years. The compensation column headed "All Other Compensation" includes the listed officers' benefits under the applicable profit sharing plan which were accrued during fiscal years 1998, 1997 and 1996.

PENSION PLAN
The Company and its wholly owned subsidiary (OEA Aerospace, Inc.) maintain a pension plan covering all of their employees. Each fiscal year the Company and its subsidiary contribute an amount equal to 5% of the aggregate compensation of all participants in the plan for such fiscal year. Vesting occurs at the rate of 20% at the end of two years of service, as defined in the plan, and 20% for each year of service thereafter, with full vesting at the end of six years of service. Upon normal retirement, death, disability or termination of employment, a participant's account balance is payable in the form of a joint and survivor amount if the participant is married, provided, however, if the participant is not married, or if the participant and his or her spouse so elect, the account balance may be paid in a lump sum or, with the administrative committee's permission, in periodic payments over a period not to exceed ten years. The Compensation column headed "All Other Compensation" includes the listed officers' benefits under the applicable pension plan which were accrued during fiscal years 1998, 1997 and 1996.

EMPLOYMENT AGREEMENTS
The Company entered into an employment agreement with Charles B. Kafadar dated March 15, 1990, providing for his full time, active service as President and Chief Operating Officer for an indefinite term. Dr. Kafadar's employment is terminable at his election after age 65 and 33 years of continuous service, or by the Company at any time for any reason. Upon termination or retirement, the agreement provides for payments, pursuant to a formula based on his compensation for the three years prior to his termination, to Dr. Kafadar during his lifetime and, in the event of his death, his surviving spouse for up to 10 years. Dr. Kafadar will not be eligible to elect under the agreement to terminate his employment until 2010. If Dr. Kafadar had terminated his employment as of July 31, 1998, termination payments calculated in accordance with the agreement would have approximated $206,200 per year for Dr. Kafadar, or $103,100 per year for his surviving spouse.

The Company entered into an employment agreement with Ahmed D. Kafadar dated May 5, 1989, providing for his full time, active service as Chairman of the Board of Directors and Chief Executive Officer for an indefinite term. This agreement provides for approximately $84,300 annual compensation to his surviving spouse for 15 years following the date of his death, which was January 17, 1998.

INCENTIVE STOCK OPTION PLANS
The stockholders approved an Employees' Stock Option Plan (the "Employees' Plan") on January 13, 1995, and a Nonemployee Directors' Stock Option Plan (the " 1995 Directors' Plan") on January 12, 1996. These plans provide for stock options to be granted for a maximum of 600,000 shares of Common Stock under the Employees' Plan and a maximum of 50,000 shares of Common Stock under the 1995 Directors' Plan. Options may be granted to employees and nonemployee directors at prices not less than fair market value of the Company's Common Stock on the date of grant. Options granted under the Employees' Plan may be exercised at such times after the grant date as specified by the Board, except for options granted to executive officers which may be exercised after six months, and options issued under the 1995 Directors' Plan may be exercised after the first six months following the grant date. All options must be exercised within 10 years of the grant date, except for those incentive stock options granted to recipients who own more than 10% of the total combined voting power of the stock of the Company which must be exercised within 5 years of the grant date. Shares may be granted from either authorized but unissued Common Stock or issued shares reacquired and held as treasury stock.

     The Company maintains an incentive stock option plan (the "Prior Plan"), for grants prior to July 28, 1994, which provided for the grant, by the Board of Directors, of options to purchase shares of the Company's Common Stock to those officers and key employees of the Company and its subsidiaries who have performed services, which in the opinion of the Board of Directors at the time of grant, were of special importance in the management, operation and development of the Company. Options granted under the Prior Plan are exercisable during the period commencing one year after the date of grant and ending ten years after the date of grant, except that any option granted to a recipient who owns more than 10% of the total combined voting power of the stock of the Company is exercisable only until five years after the date of grant. The exercise price of the options granted under the Prior Plan is to be equal to 100% of the fair market value of the Company's Common Stock on the date of the grant, except that the exercise price of any option granted to a recipient who owns more than 10% of the total voting power of the stock of the Company is to be equal to 110% of the fair market value of the Company's Common Stock on the date of the grant.

                         OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information on option grants made during fiscal year 1998 to the named executive officers. (None of the named executive officers have ever received stock appreciation rights).


                                                                Individual Grants
                                                                -----------------
          Name          Number of Securities     % of Total          Exercise        Expiration          Potential Realizable
         -----           Underlying Options        Options             Price          Date (2)             Value at Assumed
                               Granted           Granted to       ($/Share)(1)(2)    -----------             Annual Rates
                              (#)(1)(2)         Employees in      ---------------                           of Stock Price
                              ---------       Fiscal 1998(2)(4)                                              Appreciation
                                              -----------------                                         for Option Term (2)(3)
                                                                                                        ----------------------
                                                                                                          5%($)        10%($)
                                                                                                         ------        ------
Ahmed D. Kafadar                  -                   -                  -                -                -               -
Charles B. Kafadar                -                   -                  -                -                -               -
William R. Barker              75,000               53.57              14.19           7/16/08          669,301        1,696,140

J. Thompson McConathy           5,000               3.57               18.38           3/25/08           57,795         146,465
Ben E. Paul                       -                   -                  -                -                -               -


(1) On March 25, 1998, the Board of Directors granted Mr. McConathy options to purchase 5,000 shares of the Company's Common Stock at an exercise price of $18.38 per share. These options have a six month vesting period and expire on March 25, 2008. On July 16, 1998, the Board of Directors granted Mr. Barker options to purchase 75,000 shares of the Company's Common Stock at an exercise price of $14.19 per share. These options have a five year vesting period (1/5 vesting each year) and expire on July 16, 2008. No consideration was or is to be received by the Company for the granting of any option.

(2) On April 30, 1998, the Board of Directors granted Mr. Schultz options to purchase 60,000 shares of the Company's Common Stock at an exercise price of $19.06 per share. These options have a three year vesting period (1/3 vesting each year) and expire on April 30, 2003. This option grant represents 42.86% of the total options granted to employees in fiscal 1998. Potential realizable value over the option term is $315,956 assuming a 5% annual rate of return and is $698,179 assuming a 10% annual rate of return.

(3) Potential realizable value is calculated based on an assumption that the price of the Company's Common Stock appreciates at the annual rates shown (5% or 10%), compounded annually, from the date of grant of the option until the end of the option term. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not in any way represent the Company's estimate or projection of future stock prices. Actual gains, if any, upon future exercise of any of these options will depend on the actual performance of the Company's Common Stock and the continued employment of the executive officer holding the option through its vesting period.

(4) Based on options to purchase an aggregate of 140,000 shares granted during fiscal year 1998.

     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information on option exercises in fiscal year 1998 by the named executive officers and the value of such officers' unexercised options at July 31, 1998.


                                                                           Number of
                                                                          Securities
                                                                          Underlying           Value of Unexercised
                                                                          Unexercised             In-the-Money
                                                                           Options at            Options at Fiscal
                                     Number of                           Fiscal Year-End          Year-End($)(1)
                                     Shares                             -----------------        -----------------
                                    Acquired on           Value           Exercisable/              Exercisable/
      Name                        Exercise (2)       Realized($)(2)     Unexercisable (2)         Unexercisable (2)
      ----                        ------------       --------------     -----------------        -----------------
Ahmed D. Kafadar........            4,000              44,880               5,834/ -                     - / -
Charles B. Kafadar......           36,000             964,499              17,500/ -                     - / -
William R. Barker.......                -                   -               -/75,000                     - / -
J. Thompson McConathy...                -                   -               5,000/ -                     - / -
Ben E. Paul..                           -                   -               4,000/ -                     - / -

-----------------------------------

(1) Only the value of unexercised, in-the-money options are reported. Value is calculated by (i) subtracting the total exercise price per share from the year-end market value of $13.3125 per share and (ii) multiplying by the number of shares subject to the option.

(1) Robert J. Schultz had 1,875 exercisable and 60,000 unexercisable securities underlying unexercised options at fiscal year end. He exercised no options in fiscal 1998 and had no in-the-money options at fiscal year end.



              COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") is pleased to present its report on executive compensation. The Committee consisted of two outside members of the Board of Directors at year end, Dr. Burnett as Chairman and Mr. Billig. Mr. Ralph Bogan resigned as a member of the Board and the Committee in April 1998 and Mr. Miller became a member of the Board and the Committee in October 1998. This Committee report documents the components of the Company's executive officer compensation programs and describes the basis on which fiscal year 1998 compensation determinations were made by the Committee with respect to the Chief Executive Officer and other executive officers of the Company.

COMPENSATION PHILOSOPHY AND OVERALL OBJECTIVES OF EXECUTIVE COMPENSATION
PROGRAMS

     It is the philosophy of the Company and Committee to ensure that executive compensation be primarily linked to long-term corporate performance and increases in shareholder value. The following objectives have been adopted by the Committee as guidelines for compensation decisions:

- Provide a competitive total compensation package that enables the Company to attract, motivate and retain key executives.

- Integrate all pay programs with the Company's annual and long-term business objectives and strategy, and focus executive performance on the fulfillment of those objectives.

- Provide variable compensation opportunities that are directly linked with the performance of the Company and that align executive remuneration with the interests of stockholders.

COMPENSATION PROGRAM COMPONENTS

     The Committee annually reviews the Company's compensation program to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. The particular elements of the compensation program for executive officers are as follows:

     BASE SALARY - A variety of resources, including published compensation surveys, are used as general guidance in determining base salary levels. Although the Committee performs comparisons with companies of similar revenue size and industry groups, it does not specifically target compensation of the executive officers to compensation levels at other companies.

     Base pay levels for the executive officers are competitive within a range that the Committee considers reasonable and appropriate. Actual salaries reflect overall Company performance and contributions of the individual within a competitive salary range which is established through job evaluations and market comparisons. Please refer to the Summary Compensation Table for details regarding executive officer base salaries.


     ANNUAL INCENTIVE COMPENSATION - The Company's officers, senior management personnel and all other personnel are eligible to participate in an annual incentive compensation (bonus) plan with awards based primarily on the achievement of certain corporate goals such as return on capital employed. The objective of this plan is to pay competitive levels of total compensation for the attainment of financial objectives that the Committee believes are primary determinants of share price over time. Specifically, the plan intends to focus corporate and individual performance on consistent and steady return on capital employed. Targeted awards and base compensation for executive officers under this plan are consistent with targeted awards of companies of similar size and complexity to the Company. Actual awards are subject to increase or decrease on the basis of the Company's performance and at the discretion of the Committee. Please refer to the Summary Compensation Table for details regarding executive officer incentive compensation.

     STOCK OPTION PLAN - The Committee believes that the best interests of stockholders will be served by providing executive officers and other key personnel who have substantial responsibility for the continued success and profitability of the Company with an opportunity to increase their ownership of Company Stock. Therefore, from time to time as recommended by the Committee based on corporate and personal performance, executive officers and key personnel are granted stock options in accordance with the Company's Employees' Stock Option Plan. These personnel have the right to purchase shares of Common Stock of the Company in the future, at the market value price of the stock on the date of the grant. Options may also include vesting conditions related to time or other factors. The ultimate value of the options granted relates to stock price performance. Please refer to the Summary Compensation Table for details regarding executive officer stock options.

     CHIEF EXECUTIVE OFFICER COMPENSATION - Mr. Ahmed D. Kafadar served as the Company's Chief Executive Officer until his passing on January 17, 1998;
Dr. Charles D. Kafadar, who had previously served as President and Chief Operating Officer, was appointed Chief Executive Officer on January 18, 1998. In determining both Mr. Ahmed D. Kafadar's and Dr. Charles B. Kafadar's fiscal year 1998 pay and the structure of their total compensation packages, the Committee considered OEA's technical and financial performance during 1998, the magnitude and effectiveness of the Company's continued expansion into the automotive products industry, the relationship of Dr. Kafadar's compensation with the 75th Percentile Market Consensus for Executive Compensation, and comparisons with executives of automotive safety products and aerospace companies of similar revenue size.

     During fiscal year 1998, OEA continued its successful growth in its automotive safety products segment. In 1998, the Company increased automotive sales by $27 million, or 16%, primarily from air bag inflators and initiators. Automotive product sales remained at 80% of total sales compared to 80% in the prior year and 76% in 1996. The Company produced 5.6 million "smokeless" hybrid inflators in its second year of production for delivery to air bag module manufacturers.

     Dr. Kafadar's base salary was increased from $350,002 to $400,005 in view of his increased responsibility as Chief Executive Officer.

     INTERNAL REVENUE CODE SECTION 162(m) IMPLICATIONS FOR EXECUTIVE COMPENSATION - The Committee is responsible for addressing the issues raised by Internal Revenue Code Section 162(m) ("Section 162(m)"). This Section limits to $1 million the Company's deduction for compensation paid to certain executive officers of the Company which does not qualify as "performance-based". To qualify as performance-based under Section 162(m), compensation payments must be made pursuant to a plan that is administered by a committee of outside directors and must be based on achieving objective performance goals.

     In addition, the material terms of the plan must be disclosed to and approved by shareholders, and the Committee must certify that the performance goals were achieved before payments can be awarded. It is not expected that the compensation to be paid to the Company's executive officers for fiscal 1999 will exceed the $1 million limit per officer. Accordingly, the Compensation Committee has not at this time instituted any changes to its compensation policies to take into account the $1 million limitation.

     The Committee continues to carefully consider the impact of this tax code provision and will monitor the level of compensation paid to the executive officers in order to take any steps which may be appropriate in response to the provisions of Section 162(m).

     SUMMARY - Based upon its review of the Company's performance, base salary and total cash executive compensation comparisons with companies of similar revenue and industry groups, the Committee believes that the total compensation program for certain executive personnel of the Company may not be competitive. This matter is being thoroughly reviewed at this time. The Committee also believes that the stock option program provides opportunities to participants that are consistent with the returns generated for the Company's Stockholders.

                                   Dr. J. Robert Burnett, Chairman
                                   Erwin H. Billig

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                           CERTAIN BENEFICIAL OWNERS

     As of November 27, 1998, the following persons, exclusive of management, were known to the Company to own beneficially more than 5% of the Company's Common Stock (the only class of voting securities of the Company):


     Name and Address of                Amount and Nature of      Percent
       Beneficial Owner                 Beneficial Ownership*    of Class*
     --------------------               ---------------------    ---------
Reich & Tang Asset Management........       2,794,100 (1)          13.6
600 Fifth Avenue
New York, NY  10020

Ahmed D. Kafadar Family Trust........       1,401,875 (2)           6.8
C/O Holland & Hart LLP
90 South Cascade Avenue, Suite 1000
Colorado Springs, CO  80903


--------------------

* This information is taken from statements filed by beneficial owners with the SEC and by reference to the transfer agent's records as of November 27, 1998.

(1) Reich & Tang Asset Management is a Registered Investment Advisor and the shares are owned on behalf of their clients. Reich & Tang has sole investment and voting authority over all shares.

(2) Dr. Charles B. Kafadar is one of five co-trustees of the Ahmed D. Kafadar Family Trust.



                                      MANAGEMENT

     As of November 27, 1998, the following Directors and named executive officers, individually, and all Directors and officers as a group, beneficially owned shares of the only class of voting securities of the Company (i.e. Common Stock, $0.10 par value) as follows:



                                                  Amount and Nature of           Percent
     Name of Beneficial Owner                     Beneficial Ownership**        of Class**
     ------------------------                     ----------------------        ----------
Robert J. Schultz........................            141,975          (1)           -
Charles B. Kafadar.......................            624,258          (1)(2)      3.0
George S. Ansell.........................              2,075          (1)           -
Erwin H. Billig..........................              1,875          (1)           -
J. Robert Burnett........................             19,875          (1)(3)        -
Richard L. Corbin........................                  -                        -
Philip E. Johnson........................             13,875          (1)           -
Donald E. Miller.........................                  -                        -
Lewis W. Watson..........................              3,375          (1)           -
William R. Barker........................            122,000          (1)           -
J. Thompson McConathy....................             37,100          (1)           -
Ben E. Paul..............................             52,850          (1)           -
All Directors and Executive Officers
  as a group (the 12 persons named above)          1,019,258                      4.9



-----------------------

** This information is taken from statements filed by beneficial owners with the SEC and by reference to the transfer agent's records as of November 27, 1998. A line indicates ownership of less than 1%.

(1)  Includes unexercised stock options under the Company's stock option plans:
     Mr. Schultz, 131,875 shares; Dr. Kafadar, 67,500 shares; Dr. Ansell, 1,875 shares; Mr. Billig, 1,875 shares; Dr. Burnett, 1,875 shares; Mr. Johnson, 1,875 shares; Mr. Watson, 1,875 shares; Mr. Barker, 115,000 shares; Mr. McConathy, 35,000 shares; Mr. Paul, 4,000 shares.

(2) Includes 89,795 shares held by Dr. Kafadar of record and 466,963 shares held in joint tenancy with his wife, in which voting power is shared. Does not include 10,250 shares held by his wife in her own name or 36,057 shares held by his wife as custodian for their minor children, of which he disclaims beneficial ownership. Does not include 1,401,875 shares held as one of five co-trustees of the Ahmed D. Kafadar Family Trust or 568,838 shares held as one of five co-trustees of the Maryanna B. Kafadar Family Trust, of which he disclaims beneficial ownership, except as one of five beneficiaries of the respective trusts.

(3) Dr. Burnett holds 18,000 shares in a living trust with his wife, in which voting power is shared.


     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

               The Company's directors and executive officers and persons who are beneficial owners of more than 10% of the Company's Common Stock ("10% Beneficial Owners") are required to file reports of their holdings and transactions in the Common Stock with the Securities and Exchange Commission (the "Commission") and to furnish the Company with such reports. Based solely upon its review of the copies of such reports the Company has received or upon written representations it has obtained from certain of these persons, the Company believes that, as of November 20, 1998, all of the Company's directors, executive officers and 10% Beneficial Owners have complied with all applicable Section 16(a) filing requirements, except for the following: (i) a Form 3 report which was filed late by Mr. William Barker relating to his appointment as an officer of the Company, (ii) a Form 5 report which was filed late by Mr. Barker relating to 75,000 options granted to him by the Company during the fiscal year ended July 31, 1997,
     (iii) a Form 5 report which was filed late by Mr. J. Thompson McConathy, an officer of the Company, relating to 5,000 options granted to him by the Company during the fiscal year ended July 31, 1997, (iv) a Form 4 report which was filed late by Mr. McConathy relating to 200 shares of Common Stock purchased by him in April 1997, (v) a Form 5 report which was filed late by Mr. Ben E. Paul, an officer of the Company, relating to 1,000 options granted to him by the Company during the fiscal year ended July 31, 1997, (vi) a Form 4 report which was filed late by Mr. Charles B. Kafadar, an officer and director of the Company, relating to the exercise of 18,000 options and the gift of 100 shares of Common Stock by Mr. Kafadar in October 1997, (vii) a Form 4 report which was filed late by Mr. Kafadar relating to the gift of 400 shares of Common Stock by Mr. Charles Kafadar in June 1997, (viii) three Form 4 reports which were filed late by Mr. Charles Kafadar relating to transactions made by the estate of Ahmed D. Kafadar and several family trusts, of which Mr. Charles Kafadar is a co-trustee of each, in January, February and June 1998, (ix) a Form 3 report which was filed late by Ms. Shirene Kafadar relating to her becoming a 10% Beneficial Owner due to her appointment as a co-trustee of several family trusts following the death of her father, Ahmed D. Kafadar, in January 1998, (x) two Form 4 reports which were filed late by Ms. Shirene Kafadar relating to transactions made by the estate of Ahmed D. Kafadar and several family trusts, of which Ms. Shirene Kafadar is a co-trustee of each, in January, February and June 1998, following the death of Ahmed D. Kafadar, Ms. Shirene Kafadar's father, in January 1998, (xi) a Form 3 report which was filed late by Ms. Karen Kafadar relating to her becoming a 10% Beneficial Owner due to her appointment as a co-trustee of several family trusts following the death of her father, Ahmed D. Kafadar, in January 1998, (xii) a Form 4 report which was filed late by Ms. Karen Kafadar relating to transactions made by the estate of Ahmed D. Kafadar and several family trusts, of which Ms. Karen Kafadar is a co-trustee of each, in January, February and June 1998, following the death of Ahmed D. Kafadar, Ms. Karen Kafadar's father, in January 1998, (xi) a Form 3 report which was filed late by Mr. James Kafadar relating to his becoming a 10% Beneficial Owner due to his appointment as a co-trustee of several family trusts following the death of his father, Ahmed D. Kafadar, in January 1998, (xii) a Form 4 report which was filed late by Mr. James Kafadar relating to transactions made by the estate of Ahmed D. Kafadar and several family trusts, of which Mr. James Kafadar is a co-trustee of each, in January, February and June 1998, following the death of Ahmed D. Kafadar, Mr. James Kafadar's father, in January 1998, (xiii) a Form 3 report which was filed late by Ms. Claudia Kafadar relating to her becoming a 10% Beneficial Owner due to her appointment as a co-trustee of several family trusts following the death of her husband, Ahmed D. Kafadar, in January 1998, and (xiv) a Form 4 report which was filed late by Ms. Claudia Kafadar relating to certain sales of Common Stock by her.

                                 PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in cumulative total stockholder return on the Company's Common Stock during the five years ended July 31, 1998, with the cumulative total return on the S&P 500 Index and the S&P Automobiles Index. The comparison assumes $100 was invested on July 31, 1993, in the Company's Common Stock and in each of such indices and assumes reinvestment of dividends, if any.
















                                                     Data Points
                                        1993   1994   1995   1996  1997  1998
                                        ----   ----   ----   ----  ----  ----
   OEA, Inc......................       100    119    119    139   154    54
   S&P 500.......................       100    105    133    155   235   280
   S&P Automobiles...............       100    114    111    125   165   242


                PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS


     Stockholder proposals must be received at the corporate offices of the Company, 34501 East Quincy Avenue (if by mail, addressed to P. O. Box 100488), Denver, Colorado 80250, no later than August 10, 1999, for inclusion in the proxy statement for the next annual meeting of stockholders.

                                       AUDITORS

     Ernst & Young LLP, who have been auditors for the Company and its subsidiaries since fiscal year 1991, have been selected by the Board of Directors as auditors for the Company and its subsidiaries for the fiscal year ending July 31, 1999.

     Representatives of Ernst & Young LLP are expected to be present at the annual meeting of stockholders. They shall be given the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                               OEA, INC.

               PROXY SOLICITED BY THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                THURSDAY, JANUARY 14, 1999 AT 9:00 A.M.

The undersigned hereby constitutes and appoints ROBERT J. SCHULTZ, CHARLES B. KAFADAR and J. THOMPSON McCONATHY, and each of them, his true and lawful agents and proxies with full power of substitutions in each, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of OEA, INC. to be held in the Tabor Auditorium of The Westin at Tabor Center, 1672 Lawrence Street, Denver, Colorado, on Thursday, January 14, 1999 at 9:00 a.m., and at any adjournments thereof, on all matters coming before said meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED, (i) FOR THE AMENDMENT OF THE OEA, INC. EMPLOYEES' STOCK OPTION PLAN TO ADD 750,000 SHARES TO THE SHARES ELIGIBLE FOR ISSUANCE UNDER SUCH PLAN AND TO PROHIBIT CERTAIN OPTION REPRICING UNDER SUCH PLAN, (ii) FOR ADOPTION OF THE OEA, INC. DIRECTORS' COMPENSATION PLAN, AND (iii) IN THE DISCRETION OF THE PERSONS NAMED, UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

              (Continued and to be signed on the other side.)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW

                                                               PLEASE MARK
                                                               YOUR VOTES AS
                                                               INDICATED IN
                                                               THIS EXAMPLE   X

1. To elect directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected.

     FOR all      WITHHOLD    Nominees: Robert J. Schultz, Charles B. Kafadar,
nominees listed   AUTHORITY   George S. Ansell, Erwin H. Billig, James R.
      / /            / /      Burnett, Richard L. Corbin, Philip E. Johnson,
                              Donald E. Miller, and Lewis W. Watson

                              To withhold authority to vote for any
                              nominee(s), write such nominee(s), name(s) below.

                              -------------------------------------------------

                              -------------------------------------------------

2. Amendment of the OEA, Inc. Employees' Stock Option Plan to add 750,000 shares to the shares eligible for issuance under such plan and to prohibit certain option repricing under such plan.

                         FOR          AGAINST        ABSTAIN
                         / /            / /            / /

3. Adoption of the OEA, Inc. Directors' Compensation Plan

                         FOR          AGAINST        ABSTAIN
                         / /            / /            / /


Please sign exactly as your name appears hereon. If the stock is registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Dated
      ------------------------------------------------------------------

      ------------------------------------------------------------------

      ------------------------------------------------------------------
                             SIGNATURE(S)

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                       ANNEX A

                                  AMENDED OEA, INC.
                             EMPLOYEES' STOCK OPTION PLAN

                                      SECTION 1
                                     INTRODUCTION

     1.1 ESTABLISHMENT. OEA, Inc., a Delaware corporation, hereby establishes the OEA, Inc. Employees' Stock Option Plan (the "Plan") for certain key employees of OEA, Inc., together with its affiliated corporations, as defined in
Section 2.1(a) hereafter, are referred to as the "Company," except where the context otherwise requires.

     1.2 PURPOSES. The purposes of the Plan are to provide the key management employees selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such employees a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of the key management employees is more closely aligned with the income of the Company's stockholders. The Plan also is designed to attract key employees and to retain and motivate participating employees by providing an opportunity for investment in the Company.


                                      SECTION 2
                                     DEFINITIONS

     2.1 DEFINITIONS. The following terms shall have the meanings set forth below:

          (a) "AFFILIATED CORPORATION" means any corporation or other entity (including, but not limited to, a partnership) which is affiliated with OEA, Inc. through stock ownership or otherwise and is treated as a common employer under the provisions of Code Sections 414(b) and (c).

          (b)  "BOARD" means the Board of Directors of the Company.

          (c) "CODE" means the Internal Revenue Code of 1986, as it may be amended from time to time.

          (d) "DISABILITY" means a physical or mental condition which, in the judgment of the Company, based on medical reports or other evidence satisfactory to the Company, permanently prevents an employee from satisfactorily performing his or her usual duties for the Company or the duties of such other position or job which the Company makes available to him or her and for which such employee is qualified by reason of his or her training, education, or experience.

          (e) "EFFECTIVE DATE" means the effective date of the Plan, which will be the date of approval of the Plan by the Company's stockholders.

          (f) "ELIGIBLE EMPLOYEES" means (i) full-time key employees (including, without limitation, officers and directors who are also employees of the Company) and (ii) key consultants (including, without limitation, directors who are also consultants of the Company, whether or not such consultants serve the company on a full-time basis) of the Company or any Affiliated Corporation or any division thereof, whose judgment, initiative and efforts are, or will be, important to the successful conduct of its business. An Eligible Employee will be considered a "full-time" employee if such employee is employed by the Company on a minimum basis of thirty hours of service per week.

          (g) "FAIR MARKET VALUE" means the officially quoted closing price of the Stock on the New York Stock Exchange on a particular date, or if no such prices are reported on the New York Stock Exchange, then Fair Market Value shall mean the average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by a quotation system of general circulation to brokers and dealers.
 If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. If the Stock is not publicly traded, the Fair Market Value of the Stock on any date shall be determined in good faith by the Incentive Plan Committee after such consultation with outside legal, accounting and other experts as the Incentive Plan Committee may deem advisable.

          (h) "INCENTIVE PLAN COMMITTEE" means a committee consisting of at least two members of the Board who are empowered hereunder to take actions in the administration of the Plan, which shall be so constituted at all times as to
permit the Plan to comply with Rule 16b-3.   Members of the Incentive Plan
Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board.

          (i) "INCENTIVE STOCK OPTION" means any Option designated as such and granted in accordance with the requirements of Code Section 422.

          (j)  "1934 ACT" means the Securities Exchange Act of 1934, as amended.

          (k). "NON-STATUTORY OPTION" means any Option other than an Incentive Stock Option.

          (l) "OPTION" means a right to purchase Stock at a stated price for a specified period of time.

          (m) "OPTION PRICE" means the price at which Shares of Stock subject to an Option may be purchased, determined in accordance with Section 5.2(b).

          (n) "OPTION HOLDER" means an Eligible Employee of the Company designated by the Incentive Plan Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

          (o) "PLAN YEAR" means each 12-month period beginning August 1 and ending the following July 31, except that for the first year of the Plan the Plan Year shall begin on the Effective Date and extend to the first July 31 following the Effective Date.

          (p) "RULE 16b-3" means Rule 16b-3 promulgated under the 1934 Act or any successor rule.
          (q)  "SHARE" or "SHARES" means a share or shares of Stock.

          (r)  "STOCK" means the common stock of the Company.

     2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, the masculine gender also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.


                                      SECTION 3
                                 PLAN ADMINISTRATION

     3.1 INCENTIVE PLAN COMMITTEE; POWERS. The Plan shall be administered by the Incentive Plan Committee. In accordance with the provisions of the Plan, the Incentive Plan Committee shall have full power and authority, in its sole discretion, to administer the Plan, including authority to interpret and construe any provision of the Plan and any Option granted hereunder, to select the Eligible Employees to whom Options will be granted, the amount of each Option, and any other terms and conditions of each Option as the Incentive Plan Committee may deem necessary or desirable and consistent with the terms of the Plan. The Incentive Plan Committee shall have full power and authority to determine the form or forms of the agreements with Option

Holders, which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Option Holders with respect to Options granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Incentive Plan Committee in granting an Option may provide for the granting or issuance of additional, replacement or alternative Options upon the occurrence of specified events, including the exercise of the original Option.

     3.2 INTERPRETATION. The Incentive Plan Committee may from time to time adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in law or regulation applicable thereto, or as it may otherwise deem proper and in the best interests of the Company. The Incentive Plan Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Incentive Plan Committee shall be liable for any action, interpretation or determination made in good faith, and all members of the Incentive Plan Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, interpretation or determination. All actions taken and all interpretations and determinations made by the Incentive Plan Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and on all persons. Any determination reduced in writing and signed by all of the members shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.


                                      SECTION 4
                             STOCK RESERVED FOR THE PLAN

     4.1 NUMBER OF SHARES. 1,350,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available under the Plan. The 1,350,000 Shares reserved for issuance under the Plan may be either authorized and unissued or held in the treasury of the Company.

     4.2 UNUSED AND FORFEITED STOCK. Any Shares that are subject to an Option under this Plan which are not used because the terms and conditions of the Option are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised, and any Shares retained by the Company pursuant to Section 12.2 automatically shall become available for use under the Plan.

     4.3 ADJUSTMENTS FOR STOCK SPLIT, STOCK DIVIDEND, ETC. If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock, or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Incentive Plan Committee shall, in its sole discretion and in such manner as the Incentive Plan Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and kind of Shares which thereafter may be made subject to the benefits contemplated by the Plan, (ii) the number and kind of Shares subject to outstanding Options, and (iii) the purchase or exercise price with respect to any of the foregoing, provided, however, that the number of Shares subject to any Option shall always be a whole number. The Incentive Plan Committee may, if deemed appropriate, provide for a cash payment to any Option Holder of an Option in connection with any adjustment made pursuant to this Section.

     4.4 GENERAL ADJUSTMENT RULES. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Option, the Company shall, in lieu of issuing such fractional Share, pay to the Option Holder a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share otherwise would have been issued.

                                      SECTION 5
                                    STOCK OPTIONS

     5.1 GRANT OF OPTIONS. An Eligible Employee may be granted one or more Options. The Incentive Plan Committee, in its sole discretion, shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. The Incentive Plan Committee may grant both an Incentive Stock Option and a Non-Statutory Option to the same Eligible Employee at the same time or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

     5.2 OPTION AGREEMENTS. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Option Holder, and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Incentive Plan Committee may consider appropriate in each case. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern. Any such agreement may be supplemented or amended from time to time as approved by the Incentive Plan Committee as contemplated herein.

          (a) NUMBER OF SHARES. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Incentive Plan Committee. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

          (b) PRICE. The price at which each Share covered by an Option may be purchased shall be determined by the Incentive Plan Committee and set forth in the stock option agreement. In no event shall the Option Price for each Share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date the Option is granted. The Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted. The Option Price for each Share covered by a Non-Statutory Option may be granted at any price less than Fair Market Value, in the sole discretion of the Incentive Plan Committee.

          (c) DURATION OF OPTIONS. Each stock option agreement shall state the period of time, determined by the Incentive Plan Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must expire not more than five years from the date such Option is granted. Notwithstanding any other provision of the Plan, any Option Holder who is subject to Section 16 of the 1934 Act may not exercise any portion of an Option during the first six months following the grant of such Option, except that this limitation shall not apply in the event of the Option Holder's death or Disability during such six-month period.

          (d) TERMINATION OF EMPLOYMENT, DEATH, DISABILITY, ETC. Except as otherwise determined by the Incentive Plan Committee, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder:

               (i) If the employment of the Option Holder is terminated within the Option Period for cause, as determined by the Company, the Option thereafter shall be void for all purposes. As used in this section, "cause" shall mean an act of fraud or dishonesty, moral turpitude and a gross violation, as determined by the Company, of the Company's established policies and procedures. The effect of this section shall be limited to determining the consequences of a termination, and nothing in this section shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee.

               (ii) If the Option Holder dies, or if the Option Holder becomes Disabled during the Option Period while still employed, or within the three-month period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death or Disability, but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death or Disability.

               (iii) If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliated Corporation) within the Option Period for any reason other than cause, Disability, or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment.

          (e) TRANSFERABILITY. Each stock option agreement shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order, and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative.

          (f)  EXERCISE, PAYMENTS, ETC.

               (i) Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Corporate Secretary of the Company of written notice specifying the particular Option (or portion thereof) which is being exercised, the number of Shares with respect to which such Option is exercised and including payment of the Option Price. Such notice shall be in a form satisfactory to the Incentive Plan Committee. An Option for the purchase of Shares granted hereunder may be exercised either in whole at any time, or from time to time in part in lots of 25 Shares or multiples thereof or, in the event any balance as to which the Option remains unexercised shall be less than 25 Shares, in a lot equal to such balance. The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company of the Option Price. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder.

               (ii) The method or methods of payment of the Option Price for the Shares to be purchased upon exercise of an Option shall be determined by the Incentive Plan Committee and may consist of (i) cash, (ii) cashier's check payable to the order of the Company, (iii) certificates representing whole Shares of Stock already owned by the Option Holder, the Fair Market Value of which equals at least the Option Price of the Stock to be purchased pursuant to the Option; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Incentive Plan Committee, (iv) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of Shares under applicable state law. The Fair Market Value of any Shares delivered in payment of the Option Price shall be the Fair Market Value as of the exercise date and the exercise date shall be the date of delivery of such Stock used as payment of the Option Price.

          (g) DATE OF GRANT. An Option shall be considered as having been granted on the date specified in the grant resolution of the Incentive Plan Committee.

     5.3 STOCKHOLDER PRIVILEGES. Prior to the exercise of the Option and the transfer of Shares to the Option Holder, an Option Holder shall have no rights as a stockholder with respect to any Shares subject to any Option granted to such person under this Plan, and until the Option Holder becomes the holder of record of such Stock, no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Section 4.


                                      SECTION 6
                                  CHANGE IN CONTROL

     6.1 CHANGE IN CONTROL. In the event of a change in control of the Company, as defined in Section 6.2, notwithstanding any contrary vesting schedule, unless the applicable stock option agreement provides otherwise, each outstanding Option shall become exercisable in full in respect of the aggregate number of Shares covered thereby, upon the occurrence of the events described in clause (a) and (b) of Section 6.2 or immediately prior to the consummation of the events described in clause (c) of Section 6.2, and the Incentive Plan Committee, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 11, may take any or all of the following actions: (a) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder; (b) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the tender offer price for the underlying Stock or the Fair Market Value of the Stock on the date of the cancellation of the Options; and (c) make any other adjustments or amendments to the outstanding Options. Notwithstanding the foregoing, unless otherwise provided in the applicable stock option agreement, Incentive Plan Committee may, in its discretion, determine that any or all outstanding Options granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an event described in clause (c) of Section 6.2 and/or will not terminate if not exercised prior to consummation of such event, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken, or made effective provision for the taking of, such action as in the opinion of the Incentive Plan Committee is equitable and appropriate to substitute a new Option for such Option or to assume such Option and in order to make such new or assumed Option, as nearly as may be practicable, equivalent to the old Option (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Stock may be changed, converted or exchanged in connection with such event.

     6.2  DEFINITION.  A "change in control" shall be deemed to have occurred if
(a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33-1/3% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     6.3 GOLDEN PARACHUTE PAYMENTS. If the provisions of this Section would result in the receipt by any Option Holder of a payment within the meaning of Code Section 280G and the regulations thereunder and if the receipt of such payment would result in the imposition of any excise tax under Code Sections 280G and 4999, then the amount of such payment will be reduced to the extent required, in the opinion of independent tax counsel, to prevent the imposition of such excise tax; provided, however, that the Incentive Plan Committee, in its sole discretion, may authorize the payment of all or any portion of the amount of such reduction to the Option Holder. In such event, the Company will have no obligation or liability with respect to the Option Holder for the amount of any excise tax imposed on the Option Holder under Code Sections 280G and 4999.


                                      SECTION 7
                        RIGHTS OF EMPLOYEES AND OPTION HOLDERS

     7.1 EMPLOYMENT. Nothing contained in the Plan or in any Option shall confer upon any Eligible Employee any right with respect to the continuation of his or her employment by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of such Employee from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment shall be determined by the Incentive Plan Committee at the time.

     7.2 NONTRANSFERABILITY. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event or an Option Holder's death, an Option Holder's rights and interests in Options shall, to the extent provided in Section 5, be transferable by testamentary will or the laws of decent and distribution or pursuant to a qualified domestic relations order. In the opinion of the Incentive Plan Committee, if an Option Holder is disabled from caring for his affairs because of mental condition, physical condition or age, such Option Holder's Options shall be exercised by such person's guardian, conservator or other legal personal representative upon furnishing the Incentive Plan Committee with evidence satisfactory to the Incentive Plan Committee of such status.


                                      SECTION 8
                                 GENERAL RESTRICTIONS

     8.1 INVESTMENT REPRESENTATIONS. The Company may require any Option Holder, as a condition of exercising such Option or receiving Stock under the Option, to give written assurances, in the substance and form satisfactory to the Company and its counsel, to the effect that such person is acquiring the Stock subject to the Option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

     8.2 COMPLIANCE WITH SECURITIES LAWS. Each Option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Incentive Plan
Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

     8.3 STOCK RESTRICTION AGREEMENT. The Incentive Plan Committee may provide that Shares of Stock issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such Shares or a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Option Holder's term of employment with the Company.


                                      SECTION 9
                               OTHER EMPLOYEE BENEFITS

     The amount of any compensation deemed to be received by an Option Holder as a result of the exercise of an Option shall not constitute "earnings" with respect to which any other employee benefits of such Option Holder are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.


                                      SECTION 10
                     PLAN AMENDMENT, MODIFICATION AND TERMINATION

     The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval otherwise is necessary or desirable.

     No amendment, modification or termination of the Plan shall in any manner adversely affect any Options theretofore granted under the Plan, without the consent of the Option Holder holding such Options.

     The Board shall not, without further approval of the stockholders of the Company, authorize the amendment of any outstanding Option to reduce the Option Price. Furthermore, no Option shall be canceled and replaced with awards having a lower Option Price without further approval of the stockholders of the Company. This provision is intended to prohibit the repricing of "underwater" Options and shall not be construed to prohibit the adjustments provided for in
Section 4.3 hereof.


                                      SECTION 11
                                     WITHHOLDING

     11.1 WITHHOLDING REQUIREMENT. The Company's obligations to deliver Shares upon the exercise of an Option shall be subject to the Option Holder's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

     11.2 WITHHOLDING WITH STOCK. At the time an Option is exercised by the Option Holder, the Incentive Plan Committee, in its sole discretion, may permit the Option Holder to pay all such amounts of tax withholding, or any part thereof, by transferring to the Company, or directing the Company to withhold from Shares otherwise issuable to such Option Holder, Shares having a value equal to the amount required to be withheld or such lesser amount as may be determined by the Incentive Plan Committee at such time. The value of Shares to be withheld shall be based on the

Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined.


                                      SECTION 12
                              NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.


                                      SECTION 13
                                 REQUIREMENTS OF LAW

     13.1 REQUIREMENTS OF LAW. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

     13.2 FEDERAL SECURITIES LAW REQUIREMENTS. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Incentive Plan Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Incentive Plan Committee.

     13.3 GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.


                                      SECTION 14
                                 DURATION OF THE PLAN

     The Plan shall terminate at such time as may be determined by the Board of Directors, and no Option shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on the date that is ten years from the Effective Date of the Plan. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.

                                       ANNEX B

                        OEA, INC. DIRECTORS' COMPENSATION PLAN


                                      ARTICLE I
                                       PURPOSE

     The purpose of the OEA, Inc. Directors' Compensation Plan (the "Plan") is to attract and retain members of the Board of Directors of OEA, Inc. to provide them with a flexible compensation program.

                                      ARTICLE II
                                STRUCTURE OF THE PLAN

     The Plan is divided into two separate programs:

     A. The Compensation Choice Program under which each eligible director may make an annual choice to be paid Director's Compensation in cash, Common Stock, Stock Options, or a combination thereof; and

     B. The Deferred Compensation Program under which each eligible director may decide to defer some or all of his annual Director's Compensation for payment at a later date.

                                     ARTICLE III
                                     DEFINITIONS

     As used in this Plan:

     "Award" shall mean a grant of a stock option.

     "Board" shall mean the Company's Board of Directors.

     "Change of Control" shall be deemed to occur if any of the following occurs:

                 (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 33-1/3% of the then outstanding voting stock of the Company; or

                 (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

                 (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                 (d) the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     "Change of Control Common Stock" shall mean the value of a share of Common Stock determined as follows:

                 (a) if the Change of Control results from an event described in clause (c) of the Change of Control definition, the highest per share price paid for shares of Common Stock of the Company in the transaction resulting in the Change of Control;

                 (b) if the Change of Control results from an event described in clauses (a) or (b) of the Change of Control definition and no event described in clauses (c) or (d) of the Change of Control definition has occurred in connection with such Change of Control, the highest sale price of a share of Common Stock on any trading day during the sixty consecutive trading days immediately preceding the date of such Change of Control as reported on the New York Stock Exchange; or

                 (c) if the Change of Control results from an event described in clause (d) of the Change of Control definition, the price per share received by holders of Common Stock in the transaction described in clause (d).

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Common Stock" shall mean the Company's common stock, $.10 par value.

     "Company" shall mean OEA, Inc., a Delaware corporation.

     "Compensation Choice Program" shall mean the program permitting a Participant to select the medium of Director's Compensation which he will receive for a Plan Year as set forth in Article VII herein.

     "Date of Grant" shall mean the date specified by the Plan Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Plan Committee takes action with respect thereto.

     "Deferred Compensation Account" shall mean the book reserve account maintained by the Plan Committee for each Participant which is to be credited, as hereinafter set forth, with Stock, other Investments or cash equal in value to the amount of the Participant's Director's Compensation which is deferred pursuant to the Deferred Compensation Program, together with the earnings thereon as provided for herein.

     "Deferred Compensation Program" shall mean the program permitting a Participant to elect to defer receipt of some or all of each Plan Year's Director's Compensation as set forth in Article VIII herein.

     "Director's Compensation" shall mean the remuneration paid to a director for services including, but not limited to, per meeting fees, retainers and other compensation paid to directors for services rendered.

     "Disability" shall mean the Participant's inability, for a period of one hundred eighty (180) consecutive days, to perform his duties as a result of a physical or mental incapacity.

     "Distribution Date" shall mean the date of the Participant's death, Disability or termination from the Board, or a date some number of years following such event, as irrevocably selected by the Participant on the election form prior to the period in which the compensation is earned.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" means the officially quoted closing price of the Common Stock on the New York Stock Exchange on a particular date, or if no such prices are reported on the New York Stock Exchange, then Fair Market Value shall mean the average of the high and low sale prices for the Common Stock (or if no sales prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by a quotation system of general circulation to brokers and dealers. If there are no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions. If the Common Stock is not publicly traded, the Fair Market Value of the Common Stock on any date shall be determined in good faith by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable. The Fair Market Value of other Investments shall be determined in the same manner as the Fair Market Value of the Common Stock.

     "Fiscal Year" shall mean the Company's fiscal year beginning on August 1 and ending on July 31 of each year.

     "Hardship" shall mean an unforeseeable emergency which causes a severe hardship to the Participant such as that resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that constitute hardship shall depend upon the facts of each case, but, in any case, payment shall not be made to the extent that such hardship is or may be relieved:

          (i) Through reimbursement or compensation by insurance or otherwise;

          (ii) By liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

          (iii)  By cessation of deferrals under the Deferred Compensation
Program.

     Examples of what are not considered to be unforeseeable emergencies include the need to send a Participant's child to college or the desire to purchase a home. Withdrawals of amounts because of hardship shall only be permitted to the extent reasonably needed to satisfy the emergency need together with the amount of state and federal income tax due, if any, with respect to the hardship distribution.

     "Investments" shall mean an investment option, other than the Common Stock, made available under the Deferred Compensation Program.

     "Non-Employee Director" shall mean a director of the Company who meets the definition of (i) a "non-employee director" set forth in Rule 16b-3 under the Exchange Act, as amended, or any successor rule and (ii) an "outside director" set forth in Treasury Regulation 1.162-27, as amended, or any successor rule.

     "Non-Statutory Option" shall mean a Stock Option that (i) does not qualify as an "incentive stock option" under Section 422 of the Code or any successor provision or (ii) is not intended to be an incentive stock option.

     "Optionee" shall mean the person so designated in an agreement evidencing an outstanding Stock Option.

     "Option Price" shall mean the purchase price payable by a Participant upon the exercise of a Stock Option, and it shall always equal the Fair Market Value of the Common Stock on the date payment of Director's Compensation in the form of a Stock Option is due.

     "Option Value" shall mean the Fair Market Value of a Stock Option determined by use of the Black-Scholes Pricing Model valuation method (taking into account the Option Price) as of the date a payment of Director's Compensation in the form of Non-Statutory Stock Options is due.

     "Participant" shall mean a director who receives benefits under this Plan.

     "Plan" shall mean the OEA, Inc. Directors' Compensation Plan as set forth herein.

     "Plan Committee" shall mean a committee consisting entirely of two or more Non-Employee Directors who are empowered hereunder to take all action required in the administration of the Plan, the grant and administration of Awards hereunder and the administration of the Deferred Compensation Program.

     "Plan Effective Date" shall mean January 14, the date on which this Plan was approved by the Company's Board of Directors.

     "Plan Year" shall mean each year beginning on the first day of the Company's Fiscal Year and ending on the last day of the Company's Fiscal Year, commencing with an initial short Plan Year beginning on the Plan Effective Date.

     "Stock Option" shall mean a right granted under the Plan to a Participant to purchase Common Stock at a stated price for a specified period of time.

     "Term" shall mean the length of time during which a Stock Option may be exercised.

     "Trust" and "Trust Agreement" shall mean the trust that may be established under a trust agreement adopted by the Plan Committee.

     "Trustee" shall mean the corporate trustee selected by the Plan Committee.

                                      ARTICLE IV
                              ADMINISTRATION OF THE PLAN

     A. DELEGATION TO THE COMMITTEE. This Plan shall be administered by the Plan Committee. Members of the Plan Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The action of a majority of the members of the Plan Committee present at any meeting, or acts unanimously approved in writing, shall be the act of the Plan Committee.

     B. POWERS OF THE COMMITTEE. The Plan Committee shall have full power and authority, subject to the provisions of this Plan, to establish such rules and regulations as it may deem appropriate for proper administration of this Plan and to make such determinations under, and issue interpretations of, the provisions of this Plan and any outstanding Awards as it may deem necessary or advisable. In addition, the Plan Committee shall have full power and authority to administer and interpret the Plan and make modifications as it may deem appropriate to conform the Plan and all actions pursuant to the Plan to any regulation or to any change in any law or regulation applicable to this Plan.

     C. ACTIONS OF THE COMMITTEE. All actions taken and all interpretations and determinations made by the Plan Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No director or member of the Plan Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all directors and members of the Plan Committee shall, in addition to their rights as directors, be fully protected by the Company and shall be entitled to indemnification under the Company's Articles of Incorporation and Bylaws with respect to any such action, determination or interpretation.

     D. AWARDS TO DIRECTORS. If the Plan Committee is not composed as prescribed in the definition of Plan Committee in Article III, the Board may take such action with respect to any Award as it deems necessary or advisable to comply with Rule 16b-3 of the Exchange Act and any related rules, including but not limited to ratifying the Award as a Board or seeking stockholder ratification of such Award.

                                      ARTICLE V
                                     ELIGIBILITY

     All directors of the Company, other than those who are officers or employees of the Company, are eligible to participate in the Compensation Choice Program and Deferred Compensation Program.

                                      ARTICLE VI
                           SHARES AVAILABLE UNDER THE PLAN

     A. MAXIMUM NUMBER. The number of shares of Common Stock issued or transferred and covered by outstanding Awards granted or compensation deferred under this Plan shall not in the aggregate exceed 500,000 shares of Common Stock, which may be Common Stock of original issuance or Common Stock held in treasury, or a combination thereof. This authorization shall be increased automatically at the beginning of each succeeding Plan Year by an amount equal to that number of shares equal to one-half of one percent of the Company's then issued and outstanding shares of Common Stock. Any portion of the shares added on each succeeding Plan Year which are unused during the Plan Year shall be carried forward and be available for grant and issuance in subsequent Plan Years, while up to 100% of the shares to be added in the next succeeding Plan Year (calculated on the basis of the current Plan Year's allocation) may be borrowed for use in the current Plan Year. Shares of Common Stock that may be issued upon the exercise of Stock Options shall be applied to reduce the maximum number of shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Stock Options are outstanding retain as authorized and unissued Common Stock, or as treasury Common Stock, at least the number of shares of Common Stock required under the provisions of this Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

     B. UNUSED STOCK. The following shares of Common Stock shall automatically become available for use under the Plan: (i) any shares of Common Stock that are not used because the terms and conditions of the Award are not met, including any shares of Common Stock that are subject to a Stock Option that expires or is terminated for any reason, (ii) any shares of Common Stock with respect to which a Non-Statutory Option is exercised that are used for full or partial payment of the Option Price, and (iii) any shares of Common Stock withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of a Non-Statutory Option.

     C. CAPITAL CHANGES. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted Awards under this Plan per Plan Year, (iii) the number and/or class of securities for which grants are subsequently to be made pursuant to the Plan, and (iv) the number and/or class of securities and the Option Price per share in effect under each outstanding option under this Plan. Such adjustments to the outstanding options are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Committee shall be final, binding and conclusive.

                                     ARTICLE VII
                             COMPENSATION CHOICE PROGRAM

     A. ANNUAL CHOICE OF MEDIUM OF DIRECTOR'S COMPENSATION. Prior to the commencement of each Plan Year (or upon election to the Board during a Plan
Year), each director shall be eligible to choose the medium of Director's Compensation to be paid to him during the applicable Plan Year. The media of Director's Compensation shall be cash, Common Stock and Non-Statutory Options. The director may choose to receive Director's Compensation for the Plan Year in one of the media or in more than one of them by designating the percentage of Director's Compensation to be paid during the Plan Year in each medium. Elections and designations shall be made in writing on a form prescribed by the Plan Committee. If a director who completed a proper form for a prior Plan Year fails to do so for the next ensuing Plan Year, he shall be deemed to continue the same election and designations for such ensuing Plan Year.

     For the Plan Year in which a person first becomes a Participant (including the initial Plan Year of the Plan for those Participants who become eligible on the Effective Date of the Plan), the new Participant may elect, within thirty days after the date he becomes eligible to participate, the medium of Director's Compensation to be paid to him for services to be performed for the remainder of the Plan Year. If a Participant fails to return a completed election form to the Plan Committee by the thirtieth day after he becomes eligible to participate in the Compensation Choice Program, the Participant shall be deemed to have elected to receive his Director's Compensation in cash during that Plan Year.

     B. MEASUREMENT OF VALUE OF PAYMENT MEDIA. The amount of Director's Compensation to be paid shall first be determined in cash. Should a director choose to be paid some or all of his Director's Compensation in Common Stock, Common Stock shall be issued to the director in the amount of the designated Director's Compensation. The number of shares to be issued shall be determined by using the Fair Market Value of the Common Stock as of the date that the payment of Director's Compensation is due. No fractional shares shall be issued. The amount remaining, if any, shall be paid in cash. Should a director choose to be paid some or all of his Director's Compensation in Non-Statutory Stock Options, Non-Statutory Stock Options shall be issued to the director in the amount of the designated Director's Compensation. The number of Non-

Statutory Stock Options to be issued shall be determined by using the Option Value as of the date that the payment of Director's Compensation is due. No fractional Stock Options shall be issued. The amount remaining, if any, shall be paid in cash.

     C. SPECIAL RULES FOR PAYMENT IN THE FORM OF STOCK OPTIONS. In addition to the valuation requirement described in Paragraph VII.B., payment of Director's Compensation in the form of Stock Options shall meet the requirements set forth below.

          (i) Each Award shall specify the number of shares of Common Stock to which it pertains;

          (ii)   Each Award shall specify the Option Price per share;

          (iii) Each Award shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) shares of Common Stock that are already owned by the Optionee and have a Fair Market Value at the time of exercise that is equal to the Option Price, (iii) shares of Common Stock with respect to which a Stock Option is exercised, (iv) a recourse promissory note in favor of the Company (provided that at least the par value of the shares must be paid in cash), (v) any other legal consideration that the Plan Committee may deem appropriate and (vi) any combination of the foregoing;

          (iv) Any Award may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates;

          (v) Any Award may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall be subject to restrictions whereby the Company has the right or obligation to repurchase all or a portion of such shares if the Participant's service to the Company is terminated before a specified time, or if certain other events occur or conditions are not met;

          (vi) Successive Awards may be made to the same Participant regardless of whether any Stock Options previously granted to the Participant remain unexercised;

          (vii) Each Award shall specify that the Stock Option is fully vested and exercisable;

          (viii) Each Award shall specify the Term of the Stock Option, which Term shall not be greater than 10 years from the Date of Grant; and

          (ix) Each Award shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Plan Committee may determine consistent with this Compensation Choice Program.

          (x) The Plan Committee shall have the authority, at any and from time to time, with the consent of the affected Optionees, to effect the cancellation of any or all outstanding Stock Option Awards and grant in substitution new Stock Option Awards covering the same or different number of shares of Common Stock. In the case of such a regrant, the Option Price shall be set on the new Date of Grant.

                                     ARTICLE VIII
                            DEFERRED COMPENSATION PROGRAM

     A. DIRECTOR'S COMPENSATION DEFERRAL ELECTIONS. Each Plan Year, a Participant may agree in writing to reduce the Director's Compensation that the Company would otherwise pay to him for the following Plan Year by a specific dollar amount. If a Participant fails to return a completed election form to the Plan Committee prior to the commencement of any Plan Year, the Participant shall be deemed to have elected to receive his entire Director's Compensation directly and on a current basis during the following Plan Year.

     To participate in the Deferred Compensation Program for any Plan Year, a Participant must return a completed election form to the Plan Committee prior to the commencement of the Plan Year. The election form shall signify the Participant's acceptance of the benefits and terms of the Deferred Compensation Program and state:

          (i) the portion of his Director's Compensation that he elects to defer;

          (ii) whether such deferrals shall be credited to his Deferred Compensation Account as Common Stock, as other Investments or as cash to accrue Interest;

          (iii) whether benefits shall be paid in the form of a lump sum, installments or a commercial annuity contract;

          (iv)   the Distribution Date for the payment of benefits;

          (v) whether benefits shall be distributed upon a Change of Control; and

          (vi) any other elections regarding compensation to be earned for the Plan Year.

     Any election may not thereafter be changed for that Plan Year. A Participant electing to participate in the Deferred Compensation Program for any Plan Year must file the application prior to the commencement of such Plan Year.

     Notwithstanding any other provision of this Article, for the Plan Year in which a person first becomes a Participant (including the initial Plan Year of the Plan for those Participants who become eligible on the Effective Date of the
Plan), the new Participant may elect, within thirty days after the date he becomes eligible to participate, to defer any or all Director's Compensation to be paid to him for services to be performed for the remainder of the Plan Year. If a Participant fails to return a completed election form to the Plan Committee by the thirtieth day after he becomes eligible to participate in the Deferred Compensation Program, the Participant shall be deemed to have elected to receive his Director's Compensation directly and on a current basis during that Plan Year.

     B. REVOKING OR MODIFYING AN ELECTION. Each Participant who elects to participate in the Deferred Compensation Program for any Plan Year must irrevocably elect to defer the receipt of all or a specified percentage of his Director's Compensation in accordance with the terms of Paragraph VIII. A. above. Said amount shall be credited to such Participant's Deferred Compensation Account in accordance with Paragraph VIII. C. below and shall be paid in accordance with Paragraph VIII. F. below. A Participant may not revoke or modify the election to defer his Director's Compensation or any of the related elections, such as those regarding the form of credit or distribution, during a current Plan Year.

     A Participant may revoke or change his election to defer Director's Compensation for future Plan Years prior to the commencement of the Plan Year in which the revocation or change shall become effective.

     C. EARNINGS. The amount of Director's Compensation that each Participant elects to defer under the Deferred Compensation Plan shall increase or decrease in value during the period of deferral based on the Fair Market Value of Common Stock, on the Fair Market Value of Investments, including earnings thereon, or on the accrual of Interest. On the date the Deferred Compensation Program is credited with the deferred Director's Compensation of a Participant, the Participant's Deferred Compensation Account shall be credited with cash or a number of shares of Common Stock (including fractions) or other Investments having a value equal to the amount of the Participant's Director's Compensation deferred on that date. The date the Deferred Compensation Plan is credited with the deferred Director's Compensation of a Participant shall be the date of the Board meeting for regularly scheduled meetings and shall be the date of the meeting(s) for other than regular Board meetings.

          1. COMMON STOCK ELECTION. To the extent that a Participant's Deferred Compensation Account is credited with Common Stock, the account shall be adjusted from time to time to reflect changes in Fair Market Value, including earnings.

     Whenever dividends are paid with respect to shares of Common Stock, each Participant's Deferred Compensation Account shall be credited with additional shares of Common Stock (including fractions) equal in value to the amount of the dividend paid on a single share of Common Stock multiplied by the number of shares of Common Stock (including fractions) credited to a Participant's Deferred Compensation Account as of the record date for dividend purposes. For purposes of crediting dividends, the value of Common Stock shall be determined as of the day dividends are actually paid on Common Stock and in the same manner as is used for crediting deferred Director's Compensation to Deferred Compensation Accounts. The number of shares of Common Stock in each Participant's
Deferred Compensation Account shall be appropriately adjusted and modified upon the occurrence of any stock split, reverse stock split, stock dividend or stock consolidation.

          2. INVESTMENT ELECTION. To the extent that a Participant's Deferred Compensation Account is credited with other Investments, the account shall be adjusted from time to time to reflect changes in Fair Market Value, including earnings. The value of other Investments shall reflect stock splits, reverse stock splits, stock dividends and stock consolidations in the same manner as the Common Stock.

     A Participant has the right to direct the Plan Committee or the Trustee with respect to the investment or re-investment of the other Investments portion of the Participant's Deferred Compensation Account only if the Plan Committee or the Trustee consents in writing to permit such direction. If the Plan Committee or the Trustee consents to the Participant's direction, the Plan Committee or the Trustee and the Participant must execute a letter agreement containing the conditions, limitations and other provisions they deem appropriate before the Plan Committee or the Trustee will follow the Participant's investment choice regarding the investment or re-investment of the Participant's Deferred Compensation Account. The Company and the Trustee are not liable for any loss, nor are they liable for any breach, resulting from a Participant's investment choice. Notwithstanding this provisions, the assets of the Deferred Compensation Accounts are owned by the Company, and the Plan Committee shall have the right, in its sole discretion, to alter the investment choice of any Participant upon written notice to the Trustee. This provision shall not become effective until (i) it is approved by a private letter ruling obtained from the Internal Revenue Service and (ii) after the Plan Committee votes to put it into effect.

          3. INTEREST ACCRUAL ELECTION. To the extent that a Participant elects to accrue Interest on sums in his Deferred Compensation Account, the Company shall credit the Participant's Deferred Compensation Account with a book account entry on the last day of each month with an amount equal to the Interest which has accrued on the account since the last day of the preceding month. The rate of Interest shall be determined by the Plan Committee for the next Plan Year prior to January 1 of each Plan Year.

          4. TRANSFERS TO TRUST. Should the Company elect to establish a Trust, the Company shall transfer funds, no later than the last day of each month, to the Trust in an amount that, when added to the value of the Trust assets as of the last day of the previous month, will equal the aggregate of the Deferred Compensation Accounts of all Participants in the Deferred Compensation Program as of the last day of the previous month.

          5. EFFECT OF A CHANGE OF CONTROL. Notwithstanding any provision of the Deferred Compensation Program to the contrary, in the event of a Change of Control:

                 (i) all shares of Common Stock credited to a Participant's Deferred Compensation Account shall be converted into cash in an amount equal to the product of (x) the Change of Control Common Stock Value, multiplied by (y) the number of shares of Common Stock that have been credited to each Participant's Deferred Compensation Account as of the date of the Change of Control. The amount of cash resulting from the foregoing conversion of shares of Common Stock in a Participant's Deferred Compensation Account shall, at the election of the Participant made on an election form in accordance with Paragraph VIII. A., be credited to such Participant's Deferred Compensation Account or paid out in a lump sum no later than fifteen days after the date of the Change of Control.

                 (ii) the value of any other Investments in a Participant's Account shall be converted to cash and, at the election of the Participant made on an election form in accordance with Paragraph VIII. A., be credited to such Participant's Deferred Compensation Account or paid out in a lump sum, no later than fifteen days after the date of the Change of Control. Income shall be credited to a Participant's Deferred Compensation Account from the date of the Change of Control to the date of distribution at the prime rate of Citibank, N.A. as in effect from time to time during such period.

                 (iii) the portion of a Participant's Deferred Compensation Account upon which the Participant has elected to accrue Interest shall continue to accrue Interest at the rate determined by the Plan Committee until the Change of Control and, at the election of the Participant made on an election form in accordance with Paragraph VIII. A., be credited to such Participant's Deferred Compensation Account or paid out in a lump sum no later than fifteen days after the date of the Change of Control. Interest shall accrue and be credited to a Participant's Deferred Compensation Account from the date of the Change of Control to the date of distribution, at the higher of the rate previously determined by the Plan Committee or the prime rate of Citibank, N.A. as in effect from time to time during such period.

     If the Participant fails to make an election in accordance with Paragraph
VIII. A. regarding payment in the event of a Change of Control, the Participant shall be deemed to have elected to receive a lump sum cash payment within fifteen days after the date of a Change of Control.

     D. VESTING. The interest of each Participant in any benefit accrued under the Deferred Compensation Program shall be fully vested and nonforfeitable at all times.

     E. FUNDING OF BENEFITS. Although this Deferred Compensation Program shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, the Plan Committee may set aside or segregate funds to provide a source of funds to pay benefits under the Deferred Compensation Program. If the Plan Committee decides to create a set aside or segregated fund, it shall so advise the Company which shall then cause there to be created a Trust to hold the funds comprising the Deferred Compensation Accounts. There shall be a Trust Agreement for the Trust in a form which is in compliance with Treasury Department guidelines. A corporate Trustee shall be identified and retained by the Company for the Trust.

     F. NORMAL PAYMENT OF DEFERRED DIRECTOR'S COMPENSATION. The Company shall commence payment or direct the Trustee of the Trust to commence payment of a Participant's benefit under this Deferred Compensation Program within 30 days after the Participant's Distribution Date. Should a Participant fail to make an election in accordance with Paragraph VIII. A. of the form of benefit he will obtain, the Participant's benefit shall be paid in a lump sum within 30 days after the Participant's Distribution Date.

          Each Participant may elect, in accordance with Paragraph VIII. A., to have his Distribution Date be the date the Participant ceases to be a member of the Board or a stated number of years thereafter. Pursuant to the provisions of Paragraph VIII. A. above, a Participant may elect to receive his benefit under this Deferred Compensation Program in any one of the following forms:

          (i) In a lump sum within 30 days after the Participant's Distribution Date;

          (ii) In three annual installments beginning no later than 30 days after the Participant's Distribution Date and continuing on the next four anniversary dates of the Participant's Distribution Date.

          (iii) In five annual installments beginning no later than 30 days after the Participant's Distribution Date and continuing on the next four anniversary dates of the Participant's Distribution Date.
     Distributions of benefits in Deferred Compensation Accounts shall be made as follows.

          1. COMMON STOCK ELECTION. For the portion of any Deferred Compensation Account credited with Common Stock, lump sum distributions shall consist of shares of Common Stock equal to the number of whole shares of Common Stock credited to the Participant's Deferred Compensation Account on the date as of which the distribution occurs and a cash payment for any fraction of a share. For Deferred Compensation Accounts with Common Stock elections, installment distributions shall consist of shares of Common Stock equal to the number of whole shares of Common Stock obtained by multiplying (i) a fraction, the numerator of which is 1 and the denominator of which is the number of years remaining in the deferral period by (ii) the number of shares of Common Stock credited to the Participant's Deferred Compensation Account on the date as of which the distribution occurs, and a cash payment for any fraction of a share.

          2. INVESTMENT AND INTEREST ACCRUAL ELECTION. For the portion of any Deferred Compensation Account credited with other Investments or cash plus accrued Interest, distributions shall be paid, at the election of the Participant made in accordance with Paragraph VIII. A., (i) in cash, either in lump sum or installment distributions calculated in the same manner as stated above, or (ii) in the form of a commercial annuity as described below.

          3. COMMERCIAL ANNUITY. Participants with Deferred Compensation Accounts credited with Investments or cash plus accrued Interest may elect to have the distribution for that portion of their Deferred Compensation Accounts made in the form of a commercial annuity contract to be purchased for the payment of benefits to the Participant as directed by the Plan Committee with the Company as owner and beneficiary of the annuity, with the full lump sum amount then contained in the Participant's Deferred Compensation Account. The Participant shall choose, and the Company or the Trustee shall direct the insurance company to make payments in the form of, either a single life annuity beginning 30 days after the participant's Distribution Date, a single life annuity beginning at the Participant's sixty-fifth birth date, or, solely for purposes of computing benefits, a joint and 50% survivor annuity naming the Participant's spouse as the survivor annuitant beginning 30 days after the Participant's Distribution Date. Such election, if any shall be made on such form as may be prescribed by the Plan Committee. If the Participant does not deliver such form to the Plan Committee in accordance with Paragraph VIII. A., he shall be deemed to have elected a lump sum payment. If the Participant elects to receive his benefit in installments, the Company or the Trustee shall pay to the Participant (or the Participant's beneficiary if the Participant is deceased) on each installment date a fraction of the balance of the Participant's Deferred Compensation Account as of the last day of the preceding month where the numerator of the fraction is one and the denominator is the number of installments remaining to be paid. The amount of the Participant's Deferred Compensation Account, as of the Distribution Date (and as subject to modifications, if any, for gains, losses, income and expenses) shall be paid to the Participant under the terms hereof, and should the Participant die while in pay status, any remaining balance thereof shall be paid to the Participant's beneficiary(ies) under the terms hereof.

     Once a Participant has elected for a Plan Year to receive benefits in the form of a commercial annuity, the commercial annuity form of distribution shall also apply to deferrals in subsequent Plan Years.

     Each Participant or beneficiary agrees that prior to distribution of any benefit under the Deferred Compensation Program he or she will make such representations and execute such documents as are deemed by the Plan Committee necessary to comply with applicable securities laws.

     G. HARDSHIP PAYMENT OF DEFERRED COMPENSATION. In the event of a Hardship endured by a Participant and recognized as such by the Plan Committee, in its sole discretion, and upon receipt by the Plan Committee of an application in writing for benefits under the Deferred Compensation Program, the Company shall pay or direct the Trustee of the Trust to pay such portion of the Participant's benefit as the Plan Committee deems appropriate to satisfy the emergency need; provided, however, that the total amount of such payment or payments shall in no event exceed the balance, as of the last day of the preceding month, of the Participant's Deferred Compensation Account.

     H.   DESIGNATION OF BENEFICIARY.

          (i) A Participant shall be entitled to designate one or more primary and contingent beneficiaries to receive his or her benefit under this Deferred Compensation Program if such payment, or a portion of it, is made after the Participant's death. No such designation shall have any affect hereunder unless the designation is made in a writing signed by the Participant and delivered to the Plan Committee.

          (ii) The Participant shall be entitled to revoke or change any beneficiary designation at any time without the consent of any beneficiary.

          (iii) If, at any time, more than one beneficiary is entitled to receive a payment hereunder, all such beneficiaries shall be entitled to equal shares unless the Participant has designated different proportions in a writing signed by the Participant and delivered to the Plan Committee.

          (iv) If the Participant dies without designating a beneficiary hereunder or if no designated beneficiary is living at the time payment is due, the Company shall make all payments due hereunder to the Participant's spouse if he or she is then living, or, if he or she is not then living, to the Participant's then-living issue by right of representation or, if there are no such then-living issue, to the estate of the Participant.

     I. NO ASSIGNMENT. Neither a Participant nor a beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Deferred Compensation Program, and the Trustee, if any, will not recognize any such anticipation, assignment or alienation. Furthermore, a Participant's rights to benefit payments under the Deferred Compensation Program are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's beneficiary.

     J. NO INTEREST IN COMPANY OR TRUST ASSETS. Participants and their beneficiaries shall have no preferred claim on, or any legal or beneficial ownership interest in, any assets of the Company or the Trust, if there is one. Any rights created under this Deferred Compensation and the Trust, if one, shall be mere unsecured contractual rights of Participants and their beneficiaries against the Company. Participants have the status of general unsecured creditors of the Company, and the Deferred Compensation Program constitutes a mere promise by the Company to make benefit payments in the future.

                                      ARTICLE IX
                  EFFECT OF TERMINATION OF SERVICE ON STOCK OPTIONS

     A. EXERCISE REQUIREMENTS IN THE EVENT OF TERMINATION. The following provisions shall govern the exercise of any Non-Statutory Options:

          (i) If the Optionee's service on the Board is terminated for any reason other than such Optionee's death or Disability, all Non-Statutory Options held by the Optionee shall be exercisable for a period of three (3) months following such termination.

          (ii) If the Optionee's service on the Board is terminated because of such Optionee's death or Disability, all Non-Statutory Options held by the Optionee shall be exercisable for a period of twelve (12) months following such termination.

          (iii) In no event may any Non-Statutory Option remain exercisable after the expiration of the Term of the Stock Option. Upon the expiration of any three (3) or twelve (12) month exercise period, as applicable, or, if earlier, upon the expiration of the Term of the Stock Option, the Stock Option shall terminate and shall cease to be outstanding for any shares for which the Stock Option has not been exercised.

          (iv) In the event of the Optionee's death prior to the end of the Term, any Stock Option may be exercised by the personal representative of the Optionee's estate, or by the person(s) to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                                      ARTICLE X
                           TRANSFERABILITY OF STOCK OPTIONS

     A Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family (as that term is defined in Rule 16a-1(e) of the Exchange Act) or to a trust established exclusively for one or more such family members. In addition, the Board, in its sole discretion, may allow a Non-Statutory Option to be assigned in other circumstances deemed appropriate. The terms applicable to the assigned portion shall be the same as those in effect for the Stock Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Committee may deem appropriate. Notwithstanding any assignment or transfer of a Stock Option, in no event may any Stock Option remain exercisable after the expiration of the Term of the Stock Option.

                                      ARTICLE XI
                                  STOCKHOLDER RIGHTS

     The holder of a Stock Option shall have no stockholder rights with respect to the shares subject to the Stock Option until such person shall have exercised the Stock Option, paid the Option Price and become a holder of record of the purchased shares of Common Stock.

                                     ARTICLE XII
                                   TAX WITHHOLDING

     A. TAX WITHHOLDING. The Company's obligation to pay Director's Compensation in cash or Common Stock and to deliver shares of Common Stock upon the exercise of Stock Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     B. SURRENDER OF SHARES. The Plan Committee may, in its discretion, provide any or all holders of Non-Statutory Options under the Compensation Choice Program with the right to use shares of Common Stock in satisfaction of all or part of the taxes incurred by such holders in connection with the exercise of such Stock Options. Such right may be provided to any such holder in either or both of the following formats:

          (i) The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder; or

          (ii) The election to deliver to the Company, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder.

                                     ARTICLE XIII
                                AMENDMENT OF THE PLAN

     A. The Plan Committee shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, unless stockholder approval of such amendments or modifications is required under applicable law. No such amendment or modification shall adversely affect the rights and obligations with respect to Director's Compensation and Awards outstanding under the Plan at the time of such amendment or modification, unless the Participant consents to such amendment or modification.

     B. Stock Options in excess of the number of shares of Common Stock then available for issuance may be granted under this Plan, provided any excess shares actually issued under this Plan shall be held in escrow until such further action, necessary to approve a sufficient increase in the number of shares available for issuance under the Plan, is taken. If such further action is not obtained within 12 months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding, and (ii) the Company shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

                                     ARTICLE XIV
                                 REGULATORY APPROVALS

     The implementation of the Plan, the granting of any Award under the Compensation Choice Program and the issuance of any shares of Common Stock shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted and the shares of Common Stock issued under the Plan. No Stock Option shall be exercisable, no shares of Common Stock or other assets shall be issued or delivered under the Plan, and no transfer of any Non-Statutory Option shall be approved by the Plan Committee, unless and until there shall have been compliance with (i) all applicable requirements of Federal and state securities laws, including the filing and effectiveness of a registration statement on Form S-8 under the Securities Act of 1933, as amended, covering the shares of Common Stock issuable under the Plan, and
(ii) all applicable listing requirements of any applicable stock exchange.


                                      ARTICLE XV
                                  NO SERVICE RIGHTS

     Nothing in this Plan shall confer upon any Participant any right to continue in service as a director for any period or specific duration or interfere with or otherwise restrict in any way the rights of the Company or its shareholders relative to election of members of the Board.

                                     ARTICLE XVI
                           INCORPORATION OF TRUST AGREEMENT

     All rights, duties and obligations of the Company, the Participants and their beneficiaries under any related Trust Agreement are incorporated in this Plan.